UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-22338

Legg Mason Global Asset Management Trust

(Exact name of registrant as specified in charter)

620 Eighth Avenue,

49th Floor, New York, NY 10018

(Address of principal executive offices) (Zip code)

Robert I. Frenkel, Esq.

Legg Mason & Co., LLC

100 First Stamford Place

Stamford, CT 06902

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-877-721-1926

Date of fiscal year end: September 30

Date of reporting period: September 30, 2014

ITEM 1.	REPORT TO STOCKHOLDERS.

The Annual Report to Stockholders is filed herewith.

Annual Report	September 30, 2014

QS BATTERYMARCH

EMERGING MARKETS FUND

INVESTMENT PRODUCTS: NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

Fund objective

The Fund seeks long-term capital appreciation.

Letter from the president

Dear Shareholder,

At a meeting held in May 2014, the Fund’s Board of Trustees approved a recommendation from Legg Mason Partners Fund Advisor, LLC, the Fund’s investment manager, to change the fiscal year-end of the Fund from December 31 to September 30. As a result of this change, shareholders are being provided with a short-period annual report for the nine-month period from January 1, 2014 through September 30, 2014. Please read on for a more detailed look at the prevailing economic and market conditions during the Fund’s abbreviated reporting period and to learn how those conditions have affected Fund performance.

As always, we remain committed to providing you with excellent service and a full spectrum of investment choices. We also remain committed to supplementing the support you receive from your financial advisor. One way we accomplish this is through our website, www.leggmason.com/individualinvestors. Here you can gain immediate access to market and investment information, including:

•	Fund prices and performance,

•	Market insights and commentaries from our portfolio managers, and

•	A host of educational resources.

We look forward to helping you meet your financial goals.

Sincerely,

Kenneth D. Fuller

President and Chief Executive Officer

October 31, 2014

II	QS Batterymarch Emerging Markets Fund

Investment commentary

Economic review

Since the end of the Great Recession, the U.S. economy has expanded at a slower than usual pace, compared to recent history. U.S. gross domestic product (“GDP”)i growth, as reported by the U.S. Department of Commerce’s revised figures, was 4.5% during the third quarter of 2013, its best reading since the fourth quarter of 2011. During the period from January 1, 2014 through September 30, 2014 (the “reporting period”), the severe winter weather of January and February played a key role in a sharp reversal in the economy, a 2.1% contraction during the first quarter of 2014. This was the first negative GDP report in three years. Negative contributions were widespread: private inventory investment, exports, state and local government spending, nonresidential and residential fixed investment. Thankfully, this setback was very brief, as second quarter GDP growth was 4.6%, suggesting the recovery has some resilience and continues to recover from the severe consequences of the Great Recession. The second quarter rebound in GDP growth was driven by several factors, including an acceleration in personal consumption expenditures (“PCE”), increased private inventory investment and exports, as well as an upturn in state and local government spending. After the reporting period ended, the Department of Commerce’s initial estimate for third quarter GDP growth was 3.5%, driven by contributions from PCE, exports, nonresidential fixed investment and government spending.

The U.S. manufacturing sector continued to support the economy during the reporting period. Based on figures for the Institute for Supply Management’s Purchasing Managers’ Index (“PMI”)ii, U.S. manufacturing expanded during all nine months of the reporting period (a reading below 50 indicates a contraction, whereas a reading above 50 indicates an expansion). The PMI’s low of 51.3 occurred in January 2014, its weakest reading since May 2013. PMI peaked in August 2014, with a reading of 59.0, representing its highest reading since March 2011. While PMI dipped to 56.6 in September, fifteen of the eighteen industries within the PMI expanded during the month.

The U.S. job market improved during the reporting period. When the period began, unemployment, as reported by the U.S. Department of Labor, was 6.6%. After an uptick in February 2014 to 6.7%, unemployment generally declined over the next several months, reaching a low of 5.9% in September 2014. This represented the lowest level since July 2008. Falling unemployment during the period was partially due to a decline in the workforce participation rate, which was 62.7% in September 2014, its lowest level since 1978.

Growth outside the U.S. was mixed in many countries. In its October 2014 World Economic Outlook, released after the reporting period ended, the International Monetary Fund (“IMF”) said “Despite setbacks, an uneven global recovery continues. In advanced economies, the legacies of the pre-crisis boom and the subsequent crisis, including high private and public debt, still cast a shadow on the recovery. Emerging markets are adjusting to rates of economic growth lower than those reached in the pre-crisis boom and the post-crisis recovery. Overall, the pace of recovery is becoming more country specific.” From a regional perspective, the IMF forecasts 2014 growth will be 0.8% in the Eurozone, versus -0.4% in 2013. Japan’s economy is projected to

QS Batterymarch Emerging Markets Fund	III

Investment commentary (cont’d)

expand 0.9% in 2014, compared to 1.5% in 2013. Elsewhere the IMF projects that overall growth in emerging market countries will decelerate in 2014, with expected growth of 4.4% versus 4.7% in 2013.

The Federal Reserve Board (“Fed”)iii took a number of actions as it sought to meet its dual mandate of fostering maximum employment and price stability. As has been the case since December 2008, the Fed kept the federal funds rateiv at a historically low range between zero and 0.25%. At its meeting in December 2012, prior to the beginning of the reporting period, the Fed announced that it would continue purchasing $40 billion per month of agency mortgage-backed securities (“MBS”), as well as initially purchasing $45 billion per month of longer-term Treasuries. Following the meeting that concluded on December 18, 2013, the Fed announced that it would begin reducing its monthly asset purchases, saying “Beginning in January 2014, the Committee will add to its holdings of agency MBS at a pace of $35 billion per month rather than $40 billion per month, and will add to its holdings of longer-term Treasury securities at a pace of $40 billion per month rather than $45 billion per month.” At each of the Fed’s next six meetings (January, March, April, June, July and September 2014), it announced further $10 billion tapering of its asset purchases. Finally, at its meeting that ended on October 29, 2014, after the reporting period ended, the Fed announced that its asset purchase program had concluded. The Fed also said that it “currently anticipates that, even after employment and inflation are near mandate-consistent levels, economic conditions may, for some time, warrant keeping the target federal funds rate below levels the Committee views as normal in the longer run.”

Given the economic challenges in the Eurozone, the European Central Bank (“ECB”)v took a number of actions to stimulate growth. In May 2013, before the beginning of the reporting period, the ECB cut rates from 0.75% to 0.50%. The ECB then lowered the rates to a new record low of 0.25% in November 2013. On June 5, 2014, the ECB made a number of additional moves in an attempt to support the region’s economy and ward off deflation: The ECB reduced rates to a new low of 0.15% and announced it would charge commercial banks 0.10% to keep money at the ECB. This “negative deposit rate” was aimed at encouraging commercial banks to lend some of their incremental cash which, in turn, could help to spur growth. On September 4, 2014, the ECB reduced rates to yet another record low of 0.05% and began charging commercial banks 0.20% to keep money at the ECB. Furthermore, ECB President Draghi said the ECB would start purchasing securitized loans and covered bonds in October 2014. In other developed countries, the Bank of England kept rates on hold at 0.50% during the reporting period, as did Japan at a range of zero to 0.10%, its lowest level since 2006. Elsewhere, the People’s Bank of China kept rates on hold at 6.0%.

As always, thank you for your confidence in our stewardship of your assets.

Sincerely,

Kenneth D. Fuller

President and Chief Executive Officer

October 31, 2014

IV	QS Batterymarch Emerging Markets Fund

All investments are subject to risk including the possible loss of principal. Past performance is no guarantee of future results. Forecasts and predictions are inherently limited and should not be relied upon as an indication of actual or future performance.

[i]	Gross domestic product (“GDP”) is the market value of all final goods and services produced within a country in a given period of time.

ii

The Institute for Supply Management’s PMI is based on a survey of purchasing executives who buy the raw materials for manufacturing at more than 350 companies. It offers an early reading on the health of the U.S. manufacturing sector.

iii

The Federal Reserve Board (“Fed”) is responsible for the formulation of policies designed to promote economic growth, full employment, stable prices and a sustainable pattern of international trade and payments.

iv

The federal funds rate is the rate charged by one depository institution on an overnight sale of immediately available funds (balances at the Federal Reserve) to another depository institution; the rate may vary from depository institution to depository institution and from day to day.

[v]	The European Central Bank (“ECB”) is responsible for the monetary system of the European Union and the euro currency.

QS Batterymarch Emerging Markets Fund	V

Fund overview

Q. What is the Fund’s investment strategy?

A. The Fund’s investment objective is long-term capital appreciation. We, at QS Batterymarch Financial Management, Inc. (“QS Batterymarch”), the Fund’s adviser, under normal circumstances, will invest substantially all of the Fund’s net assets in equity securities and convertible securities of emerging market issuers. The Fund intends to invest in Asia, Latin America, the Indian Subcontinent, Southern and Eastern Europe, the Middle East and Africa, although it might not invest in all of these markets at all times and might not invest in any particular market when it deems investment in that country or region to be inadvisable. The Fund is not limited in the amount of its total assets that may be denominated in a single currency or invested in securities of issuers located in a single country. The Fund may invest in derivatives, such as forward foreign currency contracts, in an attempt to hedge its currency exchange rate risk or facilitate foreign currency transactions. The Fund may also use futures contracts as a substitute for direct investment in a particular asset class or to keep cash on hand to meet shareholder redemptions.

Our emerging markets investment strategy is an active, long-only global equity investment strategy that seeks to take advantage of macro and behavioral inefficiencies in global emerging markets by developing a diversified exposure to distinct investment opportunities. The investment process is quantitative and seeks to enhance returns through top-down asset allocation rather than stock selection.

Our emerging markets investment strategy follows a systematic process which endeavors to identify key investment themes in the market through geography and sector analysis. In choosing securities, we develop a diversified exposure to various geographies and sectors and implement portfolio weights while considering implementation costs. The investment themes are re-identified annually based on current or anticipated market conditions and the Fund’s portfolio is rebalanced to suggested geography and sector weights quarterly.

The Fund may invest in exchange-traded funds (“ETFs”) to pursue its investment strategies. The Fund may invest in debt securities to a limited extent.

Q. What were the overall market conditions during the Fund’s reporting period?

A. During the first quarter overall emerging market returns were negative (as measured by the MSCI Emerging Markets Index (Net)i, as an escalation of civil unrest brought into question the political — and monetary —stability of many nations, with anti-government protesters in Thailand disrupting the national election and Russia exploiting the civil unrest in the Ukraine to annex Crimea. Turkey’s financial stability came under scrutiny as the Lira collapsed to a record low against the U.S. Dollar, forcing the central bank to hike interest rates from 4.5% to 10% — a move which ultimately restored confidence and brought the currency back to above pre-shock levels. Greece also rallied back as the government secured further emergency financing from the Eurozone. In South America, the effects of the U.S. tapering program and elevated

QS Batterymarch Emerging Markets Fund 2014 Annual Report	1

Fund overview (cont’d)

volatility in commodity prices created similar volatility in the equity markets, with Colombia and Brazil experiencing the largest return swings.

During the second quarter overall emerging markets returns were positive, ignoring rising tensions in the Middle East and more bloodshed in the Ukraine. The emerging markets rally was led by India, which posted strong results for the quarter as market sentiment continued to reverberate from the election of Narendra Modi, whose Bharatiya Janata Party ran on a reformist’s agenda.

Overall emerging market returns were negative (as measured by the MSCI Emerging Markets Index (Net)) in the third quarter as building political unrest and slowing economic growth across much of the world pushed investors towards safer havens. A tragic missile attack on a Malaysian Airlines passenger plane prompted the U.S. and Western Europe to condemn Russia for supporting the insurgency within the Ukraine, placing a series of economic sanctions on key officials and industries within the nation. Further civil unrest built up in Gaza and Hong Kong. The Federal Aviation Authority halted U.S. flights to Tel Aviv amid reports of rocket attacks on the airport, following an air assault and subsequent ground operations by the Israeli military in Gaza. China, by contrast, delivered better than forecast gross domestic product (“GDP”)ii growth and Industrial production figures for the second quarter and benefitted from an improvement in domestic retail sales ahead of the eagerly expected Alibaba IPO. Premier Li however reiterated that, while economic growth is in a reasonable range, downward pressure on the economy still exists, and the Chinese Central Bank unexpectedly lowered the 14-day repo rate by 20 basis points late in the quarter. Emerging market returns overall over the reporting period were positive but trailed both US and international developed markets during the first three quarters of 2014.

Q. How did we respond to these changing market conditions?

A. In June, the Fund was repositioned to a top-down investment approach. The largest reallocations were into Malaysia, Turkey and Indonesia and out of Taiwan and Korea. From a sector perspective, Information Technology and Financials were the largest trims while the exposures to Utilities1 and Consumer Staples were increased.

Performance review

For the nine-month period from January 1, 2014 through September 30, 2014, Class C shares of QS Batterymarch Emerging Markets Fund, excluding sales charges, returned -0.32%. The Fund’s unmanaged benchmark, the MSCI Emerging Markets Index (Net), returned 2.43% for the same period. The Lipper Emerging Markets Funds Category Average2 returned 2.10% over the same time frame.

[1]	Utilities consists of the following industries: Electric, Natural Gas and Other Utility.

[2]	Lipper, Inc., a wholly-owned subsidiary of Reuters, provides independent insight on global collective investments. Returns are based on the nine-month period ended September 30, 2014, including the reinvestment of all distributions, including returns of capital, if any, calculated among the 730 funds in the Fund’s Lipper category, and excluding sales charges.

2	QS Batterymarch Emerging Markets Fund 2014 Annual Report

Performance Snapshot as of September 30, 2014 (unaudited)
(excluding sales charges)	6 months	9 months
QS Batterymarch Emerging Markets Fund:
Class A	3.26%	0.21%
Class C	2.88%	-0.32%
Class FI	3.24%	0.21%
Class R	3.53%	0.42%
Class I	3.19%	0.15%
Class IS	3.40%	0.41%
MSCI Emerging Markets Index (Net)	2.87%	2.43%
Lipper Emerging Markets Funds Category Average[1]	2.82%	2.10%

The performance shown represents past performance. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown above. Principal value and investment returns will fluctuate and investors’ shares, when redeemed, may be worth more or less than their original cost. To obtain performance data current to the most recent month-end, please visit our website at www.leggmason.com/individualinvestors.

All share class returns assume the reinvestment of all distributions at net asset value and the deduction of all Fund expenses. Returns have not been adjusted to include sales charges that may apply or the deduction of taxes that a shareholder would pay on Fund distributions. If sales charges were reflected, the performance quoted would be lower. Performance figures for periods shorter than one year represent cumulative figures and are not annualized.

Fund performance figures reflect fee waivers and/or expense reimbursements, without which the performance would have been lower.

Total Annual Operating Expenses (unaudited)

As of the Fund’s current prospectus dated May 1, 2014, the gross total annual operating expense ratios for Class A, Class C, Class FI, Class R, Class I and Class IS shares were 1.70%, 2.44%, 1.86%, 2.32%, 1.54% and 1.33%, respectively.

Actual expenses may be higher. For example, expenses may be higher than those shown if average net assets decrease. Net assets are more likely to decrease and Fund expense ratios are more likely to increase when markets are volatile.

As a result of expense limitation arrangements, the ratio of expenses, other than interest, brokerage commissions (except for brokerage commissions paid on purchases and sales of shares of ETFs), dividend expense on short sales, taxes, and extraordinary expenses, to average net assets is not expected to exceed 1.50% for Class A shares, 2.25% for Class C shares, 1.50% for Class FI shares, 1.75% for Class R shares and 1.25% for Class IS shares, subject to recapture, as described below. In addition, total annual operating expenses for Class IS shares will not exceed those for Class I shares. The manager has also agreed to waive fees and/or reimburse operating expenses, other than interest, brokerage commissions (except for brokerage commissions paid on purchase and sales of shares of ETFs), dividend expense on short sales, taxes, and extraordinary expenses at an annual rate of 0.06% of average daily net assets for Class I shares, provided that no waiver or reimbursement will be made beyond the amount necessary to reduce the class’ annualized expenses to 1.25% of average daily net assets on any given day.

[1]

Lipper, Inc., a wholly-owned subsidiary of Reuters, provides independent insight on global collective investments. Returns are based on the period ended September 30, 2014, including the reinvestment of all distributions, including returns of capital, if any, calculated among the 777 funds for the six-month period and among the 730 funds for the nine-month period in the Fund’s Lipper category, and excluding sales charges.

QS Batterymarch Emerging Markets Fund 2014 Annual Report	3

Fund overview (cont’d)

The calculations of any required waivers and reimbursements are done on a daily basis. This arrangement is not subject to recapture. These arrangements cannot be terminated prior to December 31, 2015 without the Board of Trustees’ consent. Acquired fund fees and expenses are subject to these arrangements.

With respect to Class A, Class C, Class FI, Class R and Class IS shares, the manager is permitted to recapture amounts waived or reimbursed to a class within three years after the fiscal year in which the manager earned the fee or incurred the expense if the class’ total annual operating expenses have fallen to a level below the expense limitation (“expense cap”) in effect at the time the fees were earned or the expenses incurred. In no case will the manager recapture any amount that would result, on any particular business day of the Fund, in the class’ total annual operating expenses exceeding the expense cap or any other lower limit then in effect.

Q. What were the leading contributors to performance?

A. Prior to the change in strategy in June, stock selection was strong in South Korea, Indonesia and Mexico. An overweight in India also benefited the portfolio during that period, as that country was one of the strongest performers in the benchmark through mid-June.

Since the change in strategy in June, the Fund outperformed the MSCI Emerging Market Index (Net) through the end of September, driven by country selection and sector allocation. At a country level, the outperformance was largely driven by our underweight to Korea and Russia. A small overweight position in Egypt and a significant underweight to Brazil also helped relative performance. Seven out of ten Global Industry Classification Standard (“GICS”) sectors added to performance since June 16th, with an overweight to Utilities adding the most value, followed by the underweight to Information Technology.

From a country-sector basket perspective, as our underweight to Korea was the most significant contributor from a country perspective, underweight positions in several Korea country-sector baskets were some of the largest contributors. An underweight to Korea Information Technology was the lead contributor. An overweight to Egypt Financials and an underweight to Russia Energy also added value to relative performance.

Q. What were the leading detractors from performance?

A. Prior to the change in strategy in June, region and country allocation was the leading detractor from performance. During that same period, stock selection was also a detractor, primarily in China, Russia and Brazil.

Since the change in strategy in June, an underweight to China and a positive active bet to Turkey detracted from performance, but not enough to offset the gains. From a sector perspective, an overweight to Industrials and a small overweight to Energy detracted slightly.

Q. Were there any significant changes to the Fund during the period?

A. As mentioned above, QS Batterymarch’s emerging markets investment strategy was changed as of June 16, 2014. Beginning June 16, 2014, QS Batterymarch’s emerging markets investment strategy was changed to the Diversification Based Investing strategy which seeks to take advantage of macro and behavioral inefficiencies in the global emerging markets by developing a diversified exposure to distinct investment opportunities.

4	QS Batterymarch Emerging Markets Fund 2014 Annual Report

Thank you for your investment in QS Batterymarch Emerging Markets Fund. As always, we appreciate that you have chosen us to manage your assets and we remain focused on achieving the Fund’s investment goals.

Sincerely,

QS Batterymarch Financial Management, Inc.

October 21, 2014

RISKS: International investments are subject to special risks including currency fluctuations, as well as social, economic and political uncertainties, which could increase volatility. These risks are magnified in emerging markets. The securities markets of emerging market countries are substantially smaller, less developed, less liquid and more volatile than securities markets of the U.S. and more developed countries. The Fund may engage in derivative transactions, which involve special risks and costs and may increase losses and have a potentially large impact on Fund performance. Please see the Fund’s prospectus for a more complete discussion of these and other risks, and the Fund’s investment strategies.

Portfolio holdings and breakdowns are as of September 30, 2014, and are subject to change and may not be representative of the portfolio managers’ current or future investments. The Fund’s top ten holdings (as a percentage of net assets) as of this date were: Korea Electric Power Corp. (1.5%), Komercni Banka AS (1.1%), CEZ AS (1.1%), Tencent Holdings Ltd. (1.0%), Tupras-Turkiye Petrol Rafinerileri A.S. (1.0%), OTP Bank PLC (1.0%), Commercial International Bank (0.9%), Turkcell Iletisim Hizmetleri AS (0.8%), Petronas Chemicals Group Bhd (0.8%) and PT Perusahaan Gas Negara (0.8%). Please refer to pages 11 through 29 for a list and percentage breakdown of the Fund’s holdings.

The mention of sector breakdowns is for informational purposes only and should not be construed as a recommendation to purchase or sell any securities. The information provided regarding such sectors is not a sufficient basis upon which to make an investment decision. Investors seeking financial advice regarding the appropriateness of investing in any securities or investment strategies discussed should consult their financial professional. The Fund’s top five sector holdings (as a percentage of net assets) as of September 30, 2014 were: Financials (16.4%), Consumer Discretionary (12.3%), Materials (11.6%), Consumer Staples (10.8%) and Industrials (10.7%). The Fund’s portfolio composition is subject to change at any time.

All investments are subject to risk including the possible loss of principal. Past performance is no guarantee of future results. All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole.

[i]

The MSCI Emerging Markets Index (Net) is a free float-adjusted market capitalization index that is designed to measure equity market performance in the global emerging markets. The Index is calculated assuming the minimum possible dividend reinvestment.

ii	Gross domestic product (“GDP”) is the market value of all final goods and services produced within a country in a given period of time.

QS Batterymarch Emerging Markets Fund 2014 Annual Report	5

Fund at a glance† (unaudited)

Investment breakdown (%) as a percent of total investments

†	The bar graph above represents the composition of the Fund’s investments as of September 30, 2014 and December 31, 2013 and does not include derivatives such as futures contracts and forward foreign currency contracts. The Fund is actively managed. As a result, the composition of the Fund’s investments is subject to change at any time.

6	QS Batterymarch Emerging Markets Fund 2014 Annual Report

Fund expenses (unaudited)

Example

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs, including front-end and back-end sales charges (loads) on purchase payments; and (2) ongoing costs, including management fees; service and/or distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested on April 1, 2014 and held for the six months ended September 30, 2014.

Actual expenses

The table below titled “Based on Actual Total Return” provides information about actual account values and actual expenses. You may use the information provided in this table, together with the amount you invested, to estimate the expenses that you paid over the period. To estimate the expenses you paid on your account, divide your ending account value by $1,000 (for example, an $8,600 ending account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During the Period”.

Hypothetical example for comparison purposes

The table below titled “Based on Hypothetical Total Return” provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5.00% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use the information provided in this table to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5.00% hypothetical example relating to the Fund with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or back-end sales charges (loads). Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Based on actual total return[1]						Based on hypothetical total return[1]
	Actual Total Return Without Sales Charge[2]	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period[3]		Hypothetical Annualized Total Return	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period[3]
Class A	3.26%	$1,000.00	$1,032.60	1.50%	$7.64	Class A	5.00%	$1,000.00	$1,017.55	1.50%	$7.59
Class C	2.88	1,000.00	1,028.80	2.25	11.44	Class C	5.00	1,000.00	1,013.79	2.25	11.36
Class FI	3.24	1,000.00	1,032.40	1.50	7.64	Class FI	5.00	1,000.00	1,017.55	1.50	7.59
Class R	3.53	1,000.00	1,035.30	1.75	8.93	Class R	5.00	1,000.00	1,016.29	1.75	8.85
Class I	3.19	1,000.00	1,031.90	1.56	7.95	Class I	5.00	1,000.00	1,017.25	1.56	7.89
Class IS	3.40	1,000.00	1,034.00	1.25	6.37	Class IS	5.00	1,000.00	1,018.80	1.25	6.33

QS Batterymarch Emerging Markets Fund 2014 Annual Report	7

Fund expenses (unaudited) (cont’d)

[1]	For the six months ended September 30, 2014.

[2]

Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value and does not reflect the deduction of the applicable sales charge with respect to Class A shares or the applicable contingent deferred sales charge (“CDSC”) with respect to Class C shares. Total return is not annualized, as it may not be representative of the total return for the year. Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]

Expenses (net of compensating balance arrangements, fee waivers and/or expense reimbursements) are equal to each class’ respective annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (183), then divided by 365.

8	QS Batterymarch Emerging Markets Fund 2014 Annual Report

Fund performance (unaudited)

Average annual total returns
Without sales charges[1]	Class A	Class C	Class FI	Class R	Class I	Class IS
Twelve Months Ended 9/30/14	0.92%	0.14%	0.88%	1.01%	0.97%	1.41%
Five Years Ended 9/30/14	1.39	0.63	1.39	N/A	1.52	1.69
Ten Years Ended 9/30/14	N/A	8.37	N/A	N/A	N/A	N/A
Inception* through 9/30/14	11.55	—	-1.40	-5.36	7.47	-0.81

With sales charges[2]	Class A	Class C	Class FI	Class R	Class I	Class IS
Twelve Months Ended 9/30/14	-4.87%	-0.85%	0.88%	1.01%	0.97%	1.41%
Five Years Ended 9/30/14	0.20	0.63	1.39	N/A	1.52	1.69
Ten Years Ended 9/30/14	N/A	8.37	N/A	N/A	N/A	N/A
Inception* through 9/30/14	10.39	—	-1.40	-5.36	7.47	-0.81

Cumulative total returns
Without sales charges[1]
Class A (Inception date of 2/3/09 through 9/30/14)	85.63%
Class C (9/30/04 through 9/30/14)	123.35
Class FI (Inception date of 6/29/07 through 9/30/14)	-9.74
Class R (Inception date of 5/18/11 through 9/30/14)	-16.96
Class I (Inception date of 6/23/05 through 9/30/14)	94.98
Class IS (Inception date of 8/29/08 through 9/30/14)	-4.85

All figures represent past performance and are not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower.

[1]

Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value and does not reflect the deduction of the applicable sales charge with respect to Class A shares or the applicable contingent deferred sales charge (“CDSC”) with respect to Class C shares.

[2]

Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value. In addition, Class A shares reflect the deduction of the maximum initial sales charge of 5.75%. Class C shares reflect the deduction of a 1.00% CDSC, which applies if shares are redeemed within one year from purchase payment.

*	Inception dates for Class A, C, FI, R, I and IS shares are February 3, 2009, May 28, 1996, June 29, 2007, May 18, 2011, June 23, 2005 and August 29, 2008, respectively.

QS Batterymarch Emerging Markets Fund 2014 Annual Report	9

Fund performance (unaudited) (cont’d)

Historical performance

Value of $10,000 invested in

Class C Shares of QS Batterymarch Emerging Markets Fund vs. MSCI Emerging Markets Index (Net)† — September 2004 - September 2014

All figures represent past performance and are not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower.

†	Hypothetical illustration of $10,000 invested in Class C shares of QS Batterymarch Emerging Markets Fund on September 30, 2004, assuming the reinvestment of all distributions, including returns of capital, if any, at net asset value through September 30, 2014. The hypothetical illustration also assumes a $10,000 investment in the MSCI Emerging Markets Index (Net). The MSCI Emerging Markets Index (Net) is a free float-adjusted market capitalization index that is designed to measure equity market performance in the global emerging markets. The Index is unmanaged and not subject to the same management and trading expenses as a mutual fund. Please note that an investor cannot invest directly in an index. The performance of the Fund’s other classes may be greater or less than the Class C share’s performance indicated on this chart, depending on whether greater or lesser sales charges and fees were incurred by shareholders investing in the other classes.

10	QS Batterymarch Emerging Markets Fund 2014 Annual Report

Schedule of investments

September 30, 2014

QS Batterymarch Emerging Markets Fund

Security	Shares	Value
Common Stocks — 95.5%
Consumer Discretionary — 12.1%
Auto Components — 0.6%
Cheng Shin Rubber Industry Co., Ltd.	111,000	$244,846
Hyundai Mobis	873	212,614
UMW Holdings Berhad	53,900	201,437
Total Auto Components		658,897
Automobiles — 3.7%
Bajaj Auto Ltd.	6,025	228,767
Brilliance China Automotive Holdings Ltd.	134,000	233,318
BYD Co., Ltd.	28,500	189,575
Chongqing Changan Automobile Co., Ltd., Class B Shares	52,700	113,207
Dongfeng Motor Corp., Class H Shares	124,000	203,770
Ford Otomotiv Sanayi AS	30,165	346,496	*
Geely Automobile Holdings Ltd.	305,000	127,659
Great Wall Motor Co., Ltd., Class H Shares	47,500	184,437
Guangzhou Automobile Group Co., Ltd., Class H Shares	134,000	129,429
Hero Honda Motors Ltd.	2,585	118,658
Hyundai Motor Co.	1,600	288,842
Kia Motors Corp.	3,117	158,619
Mahindra and Mahindra Ltd.	21,986	483,863
PT Astra International Tbk	997,800	577,307
Tata Motors Ltd.	45,349	369,121
Tofas Turk Otomobil Fabrikasi AS	53,288	299,614
Yulon Motor Co., Ltd.	72,000	107,694
Total Automobiles		4,160,376
Distributors — 0.1%
Imperial Holdings Ltd.	4,481	69,085
Diversified Consumer Services — 0.3%
Estacio Participacoes SA	10,600	110,168
Kroton Educacional SA	44,140	277,346
Total Diversified Consumer Services		387,514
Food & Staples Retailing — 0.1%
Wal-Mart de Mexico SAB de CV	59,800	150,496
Hotels, Restaurants & Leisure — 1.7%
Berjaya Sports Toto Bhd	70,200	81,745
Genting Berhad	181,600	525,342
Genting Malaysia Berhad	262,300	334,222
Hotel Shilla Co., Ltd.	517	58,547

See Notes to Financial Statements.

QS Batterymarch Emerging Markets Fund 2014 Annual Report	11

Schedule of investments (cont’d)

September 30, 2014

QS Batterymarch Emerging Markets Fund

Security	Shares	Value
Hotels, Restaurants & Leisure — continued
Minor International PCL	300,000	$342,328
OPAP SA	42,640	557,414
Total Hotels, Restaurants & Leisure		1,899,598
Household Durables — 1.0%
Arcelik AS	100,572	536,755
Coway Co., Ltd.	461	36,828
Haier Electronics Group Co., Ltd.	56,000	147,485
LG Electronics Inc.	1,564	97,375
Steinhoff International Holdings Ltd.	28,764	137,870
Turk Sise ve Cam Fabrikalari AS	108,480	137,712
Total Household Durables		1,094,025
Internet & Catalog Retail — 0.0%
B2W Cia Digital	3,000	40,200	*
Leisure Products — 0.2%
Giant Manufacturing Co., Ltd.	20,000	155,821
Merida Industry Co., Ltd.	16,800	117,083
Total Leisure Products		272,904
Media — 1.7%
Astro Malaysia Holdings Bhd	145,700	148,787
BEC World PCL	190,200	275,695	(a)
Global Mediacom Tbk PT	390,700	62,364
Grupo Televisa SA	75,200	510,367
Media Nusantara Citra Tbk PT	290,500	76,171
Naspers Ltd.	6,512	718,569
Surya Citra Media Tbk PT	256,400	80,487
Total Media		1,872,440
Multiline Retail — 0.9%
El Puerto de Liverpool SA de CV, Class C1 Shares	5,400	62,445
Far Eastern Department Stores Ltd.	88,740	85,620
Intime Retail Group Co., Ltd.	75,000	63,749
Lojas Renner SA	4,800	139,387
Matahari Department Store Tbk PT	90,500	120,506
S.A.C.I. Falabella	65,697	494,780
Woolworths Holdings Ltd.	15,400	95,421
Total Multiline Retail		1,061,908
Specialty Retail — 1.2%
Belle International Holdings Ltd.	221,000	248,754
FF Group	6,318	235,010	*

See Notes to Financial Statements.

12	QS Batterymarch Emerging Markets Fund 2014 Annual Report

QS Batterymarch Emerging Markets Fund

Security	Shares	Value
Specialty Retail — continued
GOME Electrical Appliances Holdings Ltd.	445,000	$72,783
Home Product Center Public Co., Ltd.	597,100	191,514
Hotai Motor Co., Ltd.	16,000	217,755
JUMBO SA	20,600	260,449	*
Mr. Price Group Ltd.	5,139	96,711
Total Specialty Retail		1,322,976
Textiles, Apparel & Luxury Goods — 0.6%
Anta Sports Products Ltd.	55,000	111,489
Eclat Textile Co., Ltd.	11,440	103,985
Formosa Taffeta Co., Ltd.	67,000	65,856
Pou Chen Corp.	152,000	168,892
Ruentex Industries Ltd.	38,000	84,571
Shenzhou International Group	31,000	99,409
Total Textiles, Apparel & Luxury Goods		634,202
Total Consumer Discretionary		13,624,621
Consumer Staples — 10.7%
Beverages — 1.3%
AMBEV SA	52,900	346,651
Anadolu Efes Biracilik ve Malt Sanayii AS	26,418	305,196	*
Cia Cervecerias Unidas SA	12,536	137,269
Coca-Cola Femsa SAB de CV, Class L Shares	7,200	72,598
Coca-Cola Icecek Uretim AS	8,969	193,638
Fomento Economico Mexicano SA de CV	24,300	223,468
Tsingtao Brewery Co., Ltd., Class H Shares	20,000	142,308
Vina Concha y Toro SA	42,345	82,541
Total Beverages		1,503,669
Food & Staples Retailing — 3.0%
Alliance Global Group Inc.	166,300	96,347
BIM Birlesik Magazalar AS	27,504	575,681
Cencosud SA	102,626	303,156
China Resources Enterprise Ltd.	64,000	151,493
CP ALL PCL	385,600	532,170
E-Mart Co., Ltd.	860	187,851
Magnit OJSC, GDR	10,174	587,650
Massmart Holdings Ltd.	7,037	76,559
Pick n Pay Stores Ltd.	13,276	62,104
President Chain Store Corp.	45,000	322,490
Shoprite Holdings Ltd.	23,710	294,138

See Notes to Financial Statements.

QS Batterymarch Emerging Markets Fund 2014 Annual Report	13

Schedule of investments (cont’d)

September 30, 2014

QS Batterymarch Emerging Markets Fund

Security	Shares	Value
Food & Staples Retailing — continued
Sun Art Retail Group Ltd.	123,500	$139,805
The Spar Group Ltd.	9,191	102,298
Total Food & Staples Retailing		3,431,742
Food Products — 3.9%
Astra Agro Lestari Tbk PT	20,100	37,940
Biostime International Holdings Ltd.	10,500	32,860
BRF SA	7,700	183,208
Charoen Pokphand Foods Public Co., Ltd.	205,400	191,622
China Huishan Dairy Holdings Co., Ltd.	330,000	73,099
China Mengniu Dairy Co., Ltd.	70,000	287,578
CJ CheilJedang Corp.	352	129,258
Felda Global Ventures Holdings Bhd	116,100	124,930
Genting Plantations Bhd	21,200	64,172
Indofood CBP Sukses Makmur Tbk PT	83,900	78,151
IOI Corp. Bhd	242,500	355,563
Kuala Lumpur Kepong Berhad	39,600	254,464
Lotte Confectionery Co., Ltd.	42	86,726
Nestle India Ltd.	1,067	103,106
ORION Corp.	159	131,841
PPB Group Bhd	41,500	179,637
PT Charoen Pokphand Indonesia Tbk	478,000	166,329
PT Indofood Sukses Makmur Tbk	270,000	155,109
Standard Foods Corp.	35,970	80,999
Tiger Brands Ltd.	8,758	244,846
Tingyi (Cayman Islands) Holding Corp.	98,000	257,468
Ulker Biskuvi Sanayi AS	20,289	134,574
Uni-President Enterprises Corp.	380,900	661,139
Want Want China Holdings Ltd.	300,000	373,993
Total Food Products		4,388,612
Household Products — 0.7%
Hindustan Unilever Ltd.	28,530	345,538
LG Household & Health Care Ltd.	260	124,919
Unilever Indonesia Tbk PT	101,800	265,674
Total Household Products		736,131
Personal Products — 0.7%
Amorepacific Corp.	109	247,077
Amorepacific Group	98	108,564
Godrej Consumer Products Ltd.	5,781	91,526

See Notes to Financial Statements.

14	QS Batterymarch Emerging Markets Fund 2014 Annual Report

QS Batterymarch Emerging Markets Fund

Security	Shares	Value
Personal Products — continued
Hengan International Group Co., Ltd.	33,500	$328,966
Total Personal Products		776,133
Tobacco — 1.1%
British American Tobacco (Malaysia) Berhad	10,900	234,248
ITC Ltd.	84,575	508,053
KT&G Corp.	3,432	307,343
PT Gudang Garam Tbk	29,800	138,606
Total Tobacco		1,188,250
Total Consumer Staples		12,024,537
Energy — 9.6%
Energy Equipment & Services — 0.9%
Bumi Armada Bhd	245,250	142,044
China Oilfield Services Ltd.	46,000	121,445
Sapurakencana Petroleum Bhd	578,200	726,165
Total Energy Equipment & Services		989,654
Oil, Gas & Consumable Fuels — 8.7%
Adaro Energy Tbk PT	3,919,600	377,967
Bharat Petroleum Corp., Ltd.	7,036	74,945
Cairn India Ltd.	22,552	113,673
China Petroleum & Chemical Corp., Class H Shares	438,000	383,575
China Shenhua Energy Co., Ltd., Class H Shares	66,500	185,416
CNOOC Ltd.	312,000	534,408
Coal India Ltd.	18,991	104,902
Ecopetrol SA	318,175	497,297
Gazprom OAO, ADR	29,344	206,582
Grupa Lotos SA	12,702	108,007	*
GS Holdings	7,036	268,705
Indo Tambangraya Megah PT	124,200	264,760
Kunlun Energy Co., Ltd.	66,000	95,198
Lukoil OAO	2,603	132,464	*
NovaTek OAO, GDR	578	60,228
Oil & Natural Gas Corp., Ltd.	28,250	186,420
PetroChina Co., Ltd.	318,000	407,490
Petroleo Brasileiro SA	32,800	231,151
Petronas Dagangan Berhad	44,500	271,300
Polish Oil & Gas Co.	295,815	452,137
Polski Koncern Naftowy Orlen SA	53,725	669,422
PTT Exploration and Production PCL	35,900	177,147	(a)

See Notes to Financial Statements.

QS Batterymarch Emerging Markets Fund 2014 Annual Report	15

Schedule of investments (cont’d)

September 30, 2014

QS Batterymarch Emerging Markets Fund

Security	Shares	Value
Oil, Gas & Consumable Fuels — continued
PTT PCL	26,500	$294,217
Reliance Industries Ltd.	46,000	703,109
Rosneft Oil Co., GDR	9,770	56,930
S-Oil Corp.	6,118	248,141
Sasol Ltd.	10,396	565,145
SK Energy Co., Ltd.	7,531	578,786
Tambang Batubara Bukit Asam Persero Tbk PT	209,800	227,276
Tatneft	10,710	62,752
Tupras-Turkiye Petrol Rafinerileri A.S.	57,728	1,160,113
Ultrapar Participacoes SA	5,600	118,532
Total Oil, Gas & Consumable Fuels		9,818,195
Total Energy		10,807,849
Financials — 15.6%
Banks — 11.6%
Akbank TAS	78,165	254,765
AMMB Holdings Berhad	62,900	131,725
Banco de Chile	1,202,128	147,951
Banco de Credito e Inversiones	1,967	111,471
Banco Santander Chile	3,599,157	199,761
Bangkok Bank PCL	18,200	114,504
Bangkok Bank Public Co., Ltd.	15,000	97,147
Bank of China Ltd., Class H Shares	516,800	230,951
Bank of the Philippine Islands	51,040	111,457
Bank Pekao SA	4,617	270,838
Bank Zachodni WBK SA	876	104,520
BDO Unibank Inc.	84,790	185,252
China Construction Bank Corp., Class H Shares	451,767	317,087
China Development Financial Holding Corp.	396,000	121,588
China Merchants Bank Co., Ltd., Class H Shares	31,500	53,874
Chinatrust Financial Holding Co., Ltd.	266,508	179,164
Commerce Asset-Holding Berhad	123,700	265,085
Commercial International Bank	144,763	1,016,371
Corpbanca SA	7,817,729	99,849
Credicorp Ltd.	3,600	552,204
Grupo Financiero Banorte SAB de CV, Series O Shares	43,100	276,016
Grupo Financiero Inbursa SA de CV, Series O Shares	40,900	116,940
Grupo Financiero Santander Mexico SAB de CV, Class B Shares	36,400	98,518
Hana Financial Group Inc.	5,552	202,561

See Notes to Financial Statements.

16	QS Batterymarch Emerging Markets Fund 2014 Annual Report

QS Batterymarch Emerging Markets Fund

Security	Shares	Value
Banks — continued
HDFC Bank Ltd.	9,533	$134,629
ICICI Bank Ltd.	5,252	121,788
Industrial & Commercial Bank of China Ltd., Class H Shares	470,246	292,509
Kasikornbank Public Co., Ltd., NVDR	12,700	92,043
Kasikornbank Public Co., Ltd.	24,200	174,643
KB Financial Group Inc.	6,240	227,957
Komercni Banka AS	5,125	1,219,445
Krung Thai Bank Public Co., Ltd.	113,700	83,105
Malayan Banking Berhad	112,200	340,653
Mbank	595	88,426
Mega Financial Holding Co., Ltd.	201,000	164,860
OTP Bank PLC	67,162	1,141,080
Powszechna Kasa Oszczednosci Bank Polski SA	31,165	373,353
PT Bank Central Asia Tbk	272,800	292,725
PT Bank Mandiri	255,800	211,505
PT Bank Negara Indonesia (Persero) Tbk	219,800	99,663
PT Bank Rakyat Indonesia	265,400	227,066
Public Bank Berhad	56,710	326,724
Sberbank of Russia	208,590	397,836	*
Shinhan Financial Group Co., Ltd.	6,610	304,426
Siam Commercial Bank PCL	32,400	181,860
Standard Bank Group Ltd.	12,959	150,060
State Bank of India	3,909	154,689
Turkiye Garanti Bankasi AS	85,885	301,808
Turkiye Halk Bankasi AS	27,879	167,772
Turkiye Is Bankasi, Class C Shares	71,811	159,612
Turkiye Vakiflar Bankasi T.A.O., Class D Shares	39,622	73,447
VTB Bank OJSC	100,090,000	96,186	*
Woori Finance Holdings Co., Ltd.	6,758	83,574	*
Yapi ve Kredi Bankasi	39,428	77,417
Total Banks		13,020,460
Capital Markets — 0.1%
CETIP SA	6,821	84,435
Yuanta Financial Holding Co.	185,525	91,483
Total Capital Markets		175,918
Consumer Finance — 0.1%
Compartamos SAB de CV	23,000	49,235
Samsung Card Co., Ltd.	463	22,903
Total Consumer Finance		72,138

See Notes to Financial Statements.

QS Batterymarch Emerging Markets Fund 2014 Annual Report	17

Schedule of investments (cont’d)

September 30, 2014

QS Batterymarch Emerging Markets Fund

Security	Shares	Value
Diversified Financial Services — 1.0%
Ayala Corp.	10,960	$180,723
Corp. Financiera Colombiana SA	3,941	77,847
FirstRand Ltd.	27,885	106,323
Fubon Financial Holding Co., Ltd.	96,000	147,379
Grupo de Inversiones Suramericana SA	9,344	187,526
Haci Omer Sabanci Holding AS	39,674	166,953
Metro Pacific Investments Corp.	807,400	88,157
Moscow Exchange	33,550	49,568
Remgro Ltd.	6,114	123,562
Total Diversified Financial Services		1,128,038
Insurance — 1.3%
BB Seguridade Participacoes SA	5,900	77,614
Cathay Financial Holding Co., Ltd.	133,350	217,212
China Life Insurance Co., Ltd.	53,000	147,092
Dongbu Insurance Co., Ltd.	1,293	72,905
Liberty Holdings Ltd.	8,199	89,542
MMI Holdings Ltd.	9,705	22,545
Ping An Insurance Group Co. of China Ltd., Class H Shares	15,500	116,577
Powszechny Zaklad Ubezpieczen SA	1,943	282,598
Samsung Fire & Marine Insurance Co., Ltd.	641	171,602
Samsung Life Insurance Co., Ltd.	1,203	120,842
Sanlam Ltd.	17,189	99,483
Total Insurance		1,418,012
Real Estate Investment Trusts (REITs) — 0.2%
Emlak Konut Gayrimenkul Yatirim	55,908	58,449
Fibra Uno Administracion SA de CV	35,400	116,449
Growthpoint Properties Ltd.	28,114	61,397
Total Real Estate Investment Trusts (REITs)		236,295
Real Estate Management & Development — 0.8%
Ayala Land Inc.	343,600	267,591
China Overseas Land & Investment Ltd.	42,060	108,118
China Resources Land Ltd.	18,000	37,183
Megaworld Corp.	824,000	92,356
SM Prime Holdings Inc.	272,300	106,062
Talaat Moustafa Group	172,003	267,265
Total Real Estate Management & Development		878,575
Thrifts & Mortgage Finance — 0.5%
Housing Development Finance Corp.	34,798	593,583
Total Financials		17,523,019

See Notes to Financial Statements.

18	QS Batterymarch Emerging Markets Fund 2014 Annual Report

QS Batterymarch Emerging Markets Fund

Security	Shares	Value
Health Care — 3.0%
Health Care Providers & Services — 0.4%
Apollo Hospitals Enterprise Ltd.	5,185	$94,860
Life Healthcare Group Holdings Pte Ltd.	31,732	125,266
Mediclinic International Ltd.	17,189	140,144
Network Healthcare Holdings Ltd.	44,111	123,582
Total Health Care Providers & Services		483,852
Life Sciences Tools & Services — 0.1%
Divi’s Laboratories Ltd.	2,808	81,958
Pharmaceuticals — 2.5%
Aspen Pharmacare Holdings Ltd.	12,188	363,499
Aurobindo Pharma Ltd.	5,890	92,461
Celltrion Inc.	18,365	851,899	*
Cipla Ltd.	15,756	159,690
Dr. Reddy’s Laboratories Ltd.	5,586	291,800
Piramal Enterprises Ltd.	5,195	64,096
Ranbaxy Laboratories Ltd.	8,758	90,664	*
Sun Pharmaceutical Industries Ltd.	34,747	481,597
Yuhan Corp.	2,313	407,693
Total Pharmaceuticals		2,803,399
Total Health Care		3,369,209
Industrials — 10.7%
Aerospace & Defense — 0.2%
Embraer SA	24,600	242,709
Air Freight & Logistics — 0.1%
Hyundai Glovis Co., Ltd.	326	99,476
Airlines — 0.9%
AirAsia Berhad	92,900	71,647
China Airlines Ltd.	294,000	98,581	*
EVA Airways Corp.	192,000	101,619	*
Latam Airlines Group SA	45,348	519,682	*
Turk Hava Yollari Anonim Ortakligi	81,059	230,371	*
Total Airlines		1,021,900
Building Products — 0.2%
KCC Corp.	125	85,170
Taiwan Glass Industrial Corp.	123,000	101,895
Total Building Products		187,065
Commercial Services & Supplies — 0.1%
China Everbright International Ltd.	106,000	140,062

See Notes to Financial Statements.

QS Batterymarch Emerging Markets Fund 2014 Annual Report	19

Schedule of investments (cont’d)

September 30, 2014

QS Batterymarch Emerging Markets Fund

Security	Shares	Value
Construction & Engineering — 1.6%
China Communications Construction Co., Ltd., Class H Shares	130,000	$93,756
China Railway Construction Corp., Class H Shares	105,500	95,787
China Railway Group Ltd., Class H Shares	216,000	114,609
China State Construction International Holdings Ltd.	82,000	121,656
CTCI Corp.	70,000	119,200
Dialog Group BHD	234,864	123,141
Gamuda Berhad	115,200	169,262
Hyundai Engineering & Construction Co., Ltd.	2,070	118,286
IJM Corp. Berhad	74,600	147,130
Larsen & Toubro Ltd.	24,301	573,293
Promotora y Operadora de Infraestructura SAB de CV	7,600	104,031	*
Sinopec Engineering Group Co., Ltd., Class H Shares	60,000	64,367
Total Construction & Engineering		1,844,518
Electrical Equipment — 0.5%
Bharat Heavy Electricals Ltd.	47,146	151,873
Teco Electric & Machinery Co., Ltd.	166,000	170,532
Walsin Lihwa Corp.	401,000	131,824	*
Zhuzhou CSR Times Electric Co., Ltd., Class H Shares	25,000	96,750
Total Electrical Equipment		550,979
Industrial Conglomerates — 3.5%
Aboitiz Equity Ventures Inc.	152,780	183,496
Aditya Birla Nuvo Ltd.	3,861	101,207
Alfa SA de CV, Series A Shares	76,871	264,431
Beijing Enterprises Holdings Ltd.	22,500	193,130
Bidvest Group Ltd.	25,174	637,675
CITIC Ltd.	71,000	119,052
DMCI Holdings Inc.	61,470	108,140
Enka Insaat ve Sanayi AS	80,591	184,083
Far Eastern Textile Co., Ltd.	254,340	256,267
Grupo Carso SA de CV, Series A1 Shares	16,300	95,199
Jaiprakash Associates Ltd.	85,607	36,940	*
JG Summit Holdings Inc.	155,780	200,984
Koc Holding AS	100,516	463,604
LG Corp.	1,516	110,333
Shanghai Industrial Holdings Ltd.	26,000	77,014
Siemens Ltd.	6,327	84,322
Sime Darby Bhd	173,500	483,928
SK Corp.	648	115,753

See Notes to Financial Statements.

20	QS Batterymarch Emerging Markets Fund 2014 Annual Report

QS Batterymarch Emerging Markets Fund

Security	Shares	Value
Industrial Conglomerates — continued
SM Investments Corp.	9,540	$170,807
Total Industrial Conglomerates		3,886,365
Machinery — 1.2%
CSR Corp., Ltd., Class H Shares	105,000	92,358
Haitian International Holdings Ltd.	29,000	65,807
Hiwin Technologies Corp.	19,570	174,988
Hyundai Heavy Industries Co., Ltd.	963	125,480
PT United Tractors Tbk	358,600	585,649
Samsung Heavy Industries Co., Ltd.	3,926	93,941
Weg SA	11,170	130,376
Weichai Power Co., Ltd.	28,000	101,148
Total Machinery		1,369,747
Marine — 0.5%
Evergreen Marine Corp.	270,000	158,435	*
MISC Bhd	75,800	155,967
U-Ming Marine Transport Corp.	67,000	101,977
Yang Ming Marine Transport Corp.	260,000	113,250	*
Total Marine		529,629
Road & Rail — 0.1%
All America Latina Logistica	17,400	45,210
Localiza Rent A Car SA	6,500	94,244
Total Road & Rail		139,454
Trading Companies & Distributors — 0.4%
Adani Enterprises Ltd.	10,737	81,910
Barloworld Ltd.	19,349	158,630
Samsung C&T Corp.	2,694	193,003
Total Trading Companies & Distributors		433,543
Transportation Infrastructure — 1.4%
Adani Ports and Special Economic Zone Ltd.	40,601	183,086
Beijing Capital International Airport Co., Ltd.	60,000	45,899
China Merchants Holdings International Co., Ltd.	52,000	160,724
Companhia de Concessoes Rodoviarias	32,600	223,482
COSCO Pacific Ltd.	82,000	108,983
Grupo Aeroportuario del Pacifico SAB de CV, Series B Shares	8,400	56,615
Grupo Aeroportuario del Sureste SA de CV, Series B Shares	5,900	76,126
International Container Terminal Services Inc.	38,810	95,474
Jiangsu Expressway Co., Ltd.	48,000	50,381
Malaysia Airports Holdings Bhd	41,700	95,209

See Notes to Financial Statements.

QS Batterymarch Emerging Markets Fund 2014 Annual Report	21

Schedule of investments (cont’d)

September 30, 2014

QS Batterymarch Emerging Markets Fund

Security	Shares	Value
Transportation Infrastructure — continued
PT Jasa Marga	415,700	$220,046
TAV Havalimanlari Holding AS	25,610	205,866
Zhejiang Expressway Co., Ltd., Class H Shares	62,000	62,999
Total Transportation Infrastructure		1,584,890
Total Industrials		12,030,337
Information Technology — 4.3%
Communications Equipment — 0.1%
AAC Technologies Holdings Inc.	14,500	84,219
Electronic Equipment, Instruments & Components — 0.2%
Hon Hai Precision Industry Co., Ltd.	63,840	201,471
Internet Software & Services — 1.3%
Media Tek Inc.	9,000	133,286
Naver Corp.	174	133,066
Tencent Holdings Ltd.	78,800	1,170,099
Total Internet Software & Services		1,436,451
IT Services — 1.3%
Cielo SA	38,500	629,149
HCL Technologies Ltd.	3,236	89,928
Infosys Technologies Ltd.	6,224	377,945
Tata Consultancy Services Ltd.	6,318	279,988
Wipro Ltd.	8,798	84,995
Total IT Services		1,462,005
Semiconductors & Semiconductor Equipment — 0.6%
GCL-Poly Energy Holdings Ltd.	216,000	79,837	*
Hynix Semiconductor Inc.	3,895	172,557	*
Taiwan Semiconductor Manufacturing Co., Ltd.	114,715	452,532
Total Semiconductors & Semiconductor Equipment		704,926
Software — 0.1%
Totvs SA	8,600	130,805
Technology Hardware, Storage & Peripherals — 0.7%
Lenovo Group Ltd.	96,000	142,921
Samsung Electronics Co., Ltd.	624	700,134
Total Technology Hardware, Storage & Peripherals		843,055
Total Information Technology		4,862,932
Materials — 11.0%
Chemicals — 3.0%
Asian Paints Ltd.	18,450	188,204
China BlueChemical Ltd., Class H Shares	186,000	80,725

See Notes to Financial Statements.

22	QS Batterymarch Emerging Markets Fund 2014 Annual Report

QS Batterymarch Emerging Markets Fund

Security	Shares	Value
Chemicals — continued
Formosa Chemicals & Fibre Corp.	93,000	$214,925
Formosa Plastics Corp.	118,000	279,682
Grupa Azoty SA	8,082	151,335
Indorama Ventures PCL	86,700	68,184
LG Chem Ltd.	1,188	287,642
Lotte Chemical Corp.	463	61,646
Mexichem SA de CV	20,800	86,604
Nan Ya Plastics Corp.	131,000	286,810
OCI Co., Ltd.	529	65,169	*
Petronas Chemicals Group Bhd	470,900	895,722
PTT Global Chemical PCL	86,400	162,541
Sinopec Shanghai Petrochemical Co., Ltd.	352,000	115,598
Synthos SA	94,131	130,795
Uralkali OJSC	45,884	162,059
Yingde Gases Group Co.	117,000	110,146
Total Chemicals		3,347,787
Construction Materials — 3.0%
Ambuja Cements Ltd.	43,658	150,392
Anhui Conch Cement Co., Ltd., Class H Shares	99,500	316,510
Asia Cement Corp.	74,643	95,330
BBMG Corp., Class H Shares	121,000	83,525
Cementos Argos SA	34,673	184,923
Cemex Latam Holdings SA	13,190	117,245	*
Cemex SA de CV	212,600	277,019
China National Building Material Co., Ltd.	292,000	265,118
China Resources Cement Holdings Ltd.	170,000	116,474
Grupo Argos SA	20,024	224,467
Lafarge Malaysia Bhd	66,500	208,794
PT Indocement Tunggal Prakarsa Tbk	179,300	317,104
PT Semen Gresik (Persero) Tbk	359,200	454,711
Siam Cement PCL	6,400	88,820
Siam Cement Public Co., Ltd.	17,900	248,419
Taiwan Cement Corp.	106,000	157,853
Ultratech Cement Ltd.	2,146	91,056
Total Construction Materials		3,397,760
Metals & Mining — 4.6%
African Rainbow Minerals Ltd.	1,313	16,674
Alrosa AO	64,700	58,007

See Notes to Financial Statements.

QS Batterymarch Emerging Markets Fund 2014 Annual Report	23

Schedule of investments (cont’d)

September 30, 2014

QS Batterymarch Emerging Markets Fund

Security	Shares	Value
Metals & Mining — continued
Aluminum Corporation of China Ltd.	322,000	$131,042	*
AngloGold Ashanti Ltd.	9,514	116,779	*
CAP SA	8,329	88,277
Cherepovets MK Severstal	6,720	66,783
China Steel Corp.	225,600	192,824
Cia de Minas Buenaventura SA, ADR	15,100	174,858
Fosun International Ltd.	162,500	194,627
Gold Fields Ltd.	19,654	77,012
Grupo Mexico SAB de CV, Series B Shares	53,900	181,118
Hindalco Industries Ltd.	69,102	174,713
Hyundai Steel Co.	1,976	138,943
Impala Platinum Holdings Ltd.	13,262	102,262	*
Industrias Penoles SA de CV	3,065	70,287
Jastrzebska Spolka Weglowa SA	9,341	90,855	*
Jiangxi Copper Co., Ltd., Class H Shares	118,000	195,429
Jindal Steel and Power Ltd.	23,916	67,419
JSW Steel Ltd.	5,511	103,099
KGHM Polska Miedz SA	20,498	783,253
Korea Zinc Co., Ltd.	246	90,917
Mining & Metallurgical Co. Norilsk Nickel, ADR	16,233	302,745
POSCO	1,551	482,827
Sesa Sterlite Ltd.	70,140	309,815
Southern Copper Corp.	14,200	421,030
Tata Steel Ltd.	18,683	138,428
Vale SA	19,100	209,513
Zijin Mining Group Co., Ltd., Class H Shares	604,000	148,572
Total Metals & Mining		5,128,108
Paper & Forest Products — 0.4%
Empresas CMPC SA	117,904	278,905
Lee & Man Paper Manufacturing Ltd.	155,000	78,649
Nine Dragons Paper Holdings Ltd.	168,000	120,729
Total Paper & Forest Products		478,283
Total Materials		12,351,938
Telecommunication Services — 10.2%
Diversified Telecommunication Services — 2.9%
China Telecom Corp., Ltd.	182,000	111,569
China Unicom Ltd.	58,000	86,647
Chunghwa Telecom Co., Ltd.	200,000	602,903

See Notes to Financial Statements.

24	QS Batterymarch Emerging Markets Fund 2014 Annual Report

QS Batterymarch Emerging Markets Fund

Security	Shares	Value
Diversified Telecommunication Services — continued
KT Corp.	12,154	$395,055
LG Uplus Corp.	39,824	466,076
PT Telekomunikasi Indonesia Persero Tbk	2,960,100	708,140
PT XL Axiata Tbk	139,500	70,981
Rostelecom	33,490	88,741	*
Telekom Malaysia Berhad	83,300	167,590
True Corp. PCL	44,323	16,267	*(a)
True Corp. PCL	572,700	210,181	*
Turk Telekomunikasyon A.S.	104,081	274,770
Total Diversified Telecommunication Services		3,198,920
Wireless Telecommunication Services — 7.3%
Advanced Info Service PCL	77,300	536,392	(a)
America Movil SAB de CV, Series L Shares	445,186	561,185
Axiata Group Berhad	173,400	370,005
Bharti Airtel Ltd.	86,773	570,993
China Mobile Ltd.	76,000	877,467
DiGi.Com Berhad	227,300	405,336
Far EasTone Telecommunications Co., Ltd.	88,000	168,655
Globe Telecom Inc.	2,560	92,583
Idea Cellular Ltd.	156,391	419,845
Maxis Bhd	136,300	269,235
MegaFon OAO, GDR	2,977	75,556
Mobile TeleSystems, ADR	16,900	252,486
MTN Group Ltd.	29,536	623,874
Philippine Long Distance Telephone Co.	9,180	633,717
Reliance Communications Ltd.	112,272	179,242
Sistema JSFC, Registered Shares, GDR	5,922	40,862
SK Telecom Co., Ltd.	1,791	492,196
Taiwan Mobile Co., Ltd.	92,000	279,150
Tim Participacoes SA	50,800	267,516
Tower Bersama Infrastructure Tbk PT	139,000	91,260
Turkcell Iletisim Hizmetleri AS	180,179	941,833	*
Vodacom Group Ltd.	7,965	91,773
Total Wireless Telecommunication Services		8,241,161
Total Telecommunication Services		11,440,081
Utilities — 8.3%
Electric Utilities — 4.3%
CEZ AS	39,112	1,189,571

See Notes to Financial Statements.

QS Batterymarch Emerging Markets Fund 2014 Annual Report	25

Schedule of investments (cont’d)

September 30, 2014

QS Batterymarch Emerging Markets Fund

Security	Shares	Value
Electric Utilities — continued
CPFL Energia SA	9,900	$77,291
Enersis SA	446,522	141,308
Huaneng Power International Inc., Class H Shares	166,000	181,289
Interconexion Electrica SA ESP	42,264	193,267
Isagen SA ESP	158,955	215,865
Korea Electric Power Corp.	36,737	1,678,013
Power Grid Corp. of India Ltd.	92,061	201,532
Reliance Infrastructure Ltd.	12,016	114,771
Tata Power Co., Ltd.	128,107	172,165
Tenaga Nasional Berhad	174,800	659,663
Total Electric Utilities		4,824,735
Gas Utilities — 2.1%
China Gas Holdings Ltd.	116,000	192,416
China Resources Gas Group Ltd.	62,000	167,679
ENN Energy Holdings Ltd.	46,000	300,946
GAIL India Ltd.	34,485	249,117
Korea Gas Corp.	4,396	229,121	*
Petronas Gas Bhd	48,400	338,158
PT Perusahaan Gas Negara	1,794,600	883,677
Total Gas Utilities		2,361,114
Independent Power and Renewable Electricity Producers — 1.4%
AES Gener SA	122,896	64,820
China Longyuan Power Group Corp., Class H Shares	209,000	204,025
China Resources Power Holdings Co.	118,000	318,371
Colbun SA	302,570	76,637
Datang International Power Generation Co., Ltd.	224,000	117,411
Empresa Nacional de Electricidad SA	126,964	185,521
NTPC Ltd.	178,950	403,043
Reliance Power Ltd.	68,947	78,369	*
Tractebel Energia SA	7,200	101,216
Total Independent Power and Renewable Electricity Producers		1,549,413
Multi-Utilities — 0.1%
YTL Corp. Berhad	337,900	173,044
Water Utilities — 0.4%
Aguas Andinas SA	98,811	57,568
Beijing Enterprises Water Group Ltd.	244,000	164,031
Cia de Saneamento Basico do Estado de Sao Paulo	12,300	99,395

See Notes to Financial Statements.

26	QS Batterymarch Emerging Markets Fund 2014 Annual Report

QS Batterymarch Emerging Markets Fund

Security	Shares	Value
Water Utilities — continued
Guangdong Investment Ltd.	142,000	$165,868
Total Water Utilities		486,862
Total Utilities		9,395,168
Total Common Stocks (Cost — $106,698,309)		107,429,691
Preferred Stocks — 2.8%
Consumer Discretionary — 0.2%
Automobiles — 0.1%
Hyundai Motor Co., Ltd.	555	63,113
Multiline Retail — 0.1%
Lojas Americanas SA	18,800	106,682
Total Consumer Discretionary		169,795
Consumer Staples — 0.1%
Beverages — 0.1%
Embotelladora Andina SA, Class B Shares	27,004	87,354
Food & Staples Retailing — 0.0%
Companhia Brasileira de Distribuicao Grupo Pao de Acucar	1,400	61,113
Total Consumer Staples		148,467
Energy — 0.3%
Oil, Gas & Consumable Fuels — 0.3%
Petroleo Brasileiro SA	43,600	322,224
Financials — 0.8%
Banks — 0.7%
Banco Bradesco SA	13,300	189,305
Banco Davivienda SA	4,555	65,592
Bancolombia SA	16,244	229,904
Itau Unibanco Holding SA	16,000	221,395
Itausa — Investimentos Itau SA	16,269	61,613
Total Banks		767,809
Diversified Financial Services — 0.1%
Grupo de Inversiones Suramericana SA	4,578	91,560
Total Financials		859,369
Information Technology — 0.1%
Technology Hardware, Storage & Peripherals — 0.1%
Samsung Electronics Co., Ltd.	132	112,330
Materials — 0.6%
Chemicals — 0.2%
Sociedad Quimica y Minera de Chile SA, Class B Shares	9,422	244,460

See Notes to Financial Statements.

QS Batterymarch Emerging Markets Fund 2014 Annual Report	27

Schedule of investments (cont’d)

September 30, 2014

QS Batterymarch Emerging Markets Fund

Security			Shares	Value
Construction Materials — 0.1%
Grupo Argos SA			8,325	$92,500
Metals & Mining — 0.3%
Gerdau SA			15,800	76,039
Vale SA			27,400	266,192
Total Metals & Mining				342,231
Total Materials				679,191
Telecommunication Services — 0.4%
Diversified Telecommunication Services — 0.4%
Oi SA			170,600	121,272
Telefonica Brasil SA			18,400	363,828
Total Telecommunication Services				485,100
Utilities — 0.3%
Electric Utilities — 0.2%
Companhia Energetica de Minas Gerais			26,900	164,735
Companhia Paranaense de Energia-Copel			5,400	73,552
Total Electric Utilities				238,287
Independent Power and Renewable Electricity Producers — 0.1%
Cia Energetica de Sao Paulo			6,200	66,312
Total Utilities				304,599
Total Preferred Stocks (Cost — $3,460,291)				3,081,075
Total Investments before Short-Term Investments (Cost — $110,158,600)				110,510,766

	Rate	Maturity Date	Face Amount
Short-Term Investments — 1.5%
Repurchase Agreements — 1.5%
Interest in $1,332,731,000 joint tri-party repurchase agreement dated 9/30/14 with RBS Securities Inc.; Proceeds at maturity — $1,746,000; (Fully collateralized by various U.S. government obligations, 0.125% to 3.875% due 4/15/15 to 2/15/44; Market value — $1,780,920) (Cost — $1,746,000)	0.001%	10/1/14	$1,746,000	1,746,000
Total Investments — 99.8% (Cost — $111,904,600#)				112,256,766
Other Assets in Excess of Liabilities — 0.2%				191,738
Total Net Assets — 100.0%				$112,448,504

*	Non-income producing security.

(a)	Security is valued in good faith in accordance with procedures approved by the Board of Trustees (See Note 1).

#	Aggregate cost for federal income tax purposes is $111,989,166.

See Notes to Financial Statements.

28	QS Batterymarch Emerging Markets Fund 2014 Annual Report

QS Batterymarch Emerging Markets Fund

Abbreviations used in this schedule:
ADR	— American Depositary Receipts
GDR	— Global Depositary Receipts
NVDR	— Non Voting Depositary Receipt

Summary of Investments by Country (unaudited)**
China	12.4%
South Korea	10.9
India	10.2
Malaysia	8.4
Taiwan	7.1
Turkey	6.5
Indonesia	6.1
Brazil	5.3
South Africa	5.1
Thailand	3.6
Mexico	3.4
Poland	3.1
Chile	3.0
Russia	2.4
Philippines	2.3
Czech Republic	2.1
Colombia	1.9
Egypt	1.1
Hungary	1.0
Greece	0.9
Hong Kong	0.9
Peru	0.7
Short-Term Investments	1.6
100.0%

**	As a percentage of total investments. Please note that the Fund holdings are as of September 30, 2014 and are subject to change.

See Notes to Financial Statements.

QS Batterymarch Emerging Markets Fund 2014 Annual Report	29

Statement of assets and liabilities

September 30, 2014

Assets:
Investments, at value (Cost — $111,904,600)	$112,256,766
Foreign currency, at value (Cost — $273,073)	269,799
Cash	40
Dividends and interest receivable	295,845
Deposits with brokers for open futures contracts	279,412
Receivable for Fund shares sold	42,587
Prepaid expenses	58,363
Other assets	95,323
Total Assets	113,298,135

Liabilities:
Payable for Fund shares repurchased	188,156
Payable to broker — variation margin on open futures contracts	102,753
Trustees’ fees payable	97,374
Accrued foreign capital gains tax	77,131
Investment management fee payable	68,536
Service and/or distribution fees payable	64,788
Accrued expenses	250,893
Total Liabilities	849,631
Total Net Assets	$112,448,504

Net Assets:
Par value (Note 7)	$59
Paid-in capital in excess of par value	161,974,778
Undistributed net investment income	271,825
Accumulated net realized loss on investments, futures contracts and foreign currency transactions	(49,940,684)
Net unrealized appreciation on investments, futures contracts and foreign currencies	142,526	[1]
Total Net Assets	$112,448,504

See Notes to Financial Statements.

30	QS Batterymarch Emerging Markets Fund 2014 Annual Report

Shares Outstanding:
Class A	465,585
Class C	3,738,702
Class FI	257,930
Class R	355
Class I	1,379,014
Class IS	48,949

Net Asset Value:
Class A (and redemption price)	$19.00
Class C*	$18.95
Class FI (and redemption price)	$19.45
Class R (and redemption price)	$19.08
Class I (and redemption price)	$19.43
Class IS (and redemption price)	$19.46
Maximum Public Offering Price Per Share:
Class A (based on maximum initial sales charge of 5.75%)	$20.16

[1]	Net of accrued foreign capital gains tax of $77,131.

*	Redemption price per share is NAV of Class C shares reduced by a 1.00% CDSC, if shares are redeemed within one year from purchase payment (See Note 2).

See Notes to Financial Statements.

QS Batterymarch Emerging Markets Fund 2014 Annual Report	31

Statements of operations

For the Period Ended September 30, 2014 and the Year Ended December 31, 2013	2014[1]		2013

Investment Income:
Dividends	$3,215,594		$9,932,707
Interest	2,944		2,378
Less: Foreign taxes withheld	(377,989)		(1,158,852)
Total Investment Income	2,840,549		8,776,233

Expenses:
Investment management fee (Note 2)	1,005,782		3,190,180
Service and/or distribution fees (Notes 2 and 5)	615,838		1,133,003
Transfer agent fees (Note 5)	260,636		588,701
Custody fees	134,052		452,471
Registration fees	60,686		129,879
Audit and tax fees	45,673		45,527
Shareholder reports	36,314		36,940
Legal fees	26,226		99,867
Fund accounting fees	20,118		39,794
Trustees’ fees	15,157		51,983
Fees recaptured by investment manager (Note 2)	9,016		76,291
Insurance	3,694		10,324
Miscellaneous expenses	34,080		24,747
Total Expenses	2,267,272		5,879,707
Less: Fee waivers and/or expense reimbursements (Notes 2 and 5)	(310,335)		(512,989)
Net Expenses	1,956,937		5,366,718
Net Investment Income	883,612		3,409,515

Realized and Unrealized Gain (Loss) on Investments, Futures Contracts and Foreign Currency Transactions (Notes 1, 3 and 4):
Net Realized Gain (Loss) From:
Investment transactions	23,738,260	[2]	5,532,386	[2]
Futures contracts	(15,588)		—
Foreign currency transactions	(320,360)		(802,948)
Net Realized Gain	23,402,312		4,729,438
Change in Net Unrealized Appreciation (Depreciation) From:
Investments	(25,411,733)	[3]	(55,446,240)	[3]
Futures contracts	(102,851)		—
Foreign currencies	(16,834)		(1,578)
Change in Net Unrealized Appreciation (Depreciation)	(25,531,418)		(55,447,818)
Net Loss on Investments, Futures Contracts and Foreign Currency Transactions	(2,129,106)		(50,718,380)
Decrease in Net Assets from Operations	$(1,245,494)		$(47,308,865)

[1]	For the period January 1, 2014 through September 30, 2014.

[2]	Net of foreign capital gains tax of $98,864 and $906,150 for the period ended September 30, 2014 and the year ended December 31, 2013, respectively.

[3]	Net of change in accrued foreign capital gains tax of $75,959 and $774,507 for the period ended September 30, 2014 and the year ended December 31, 2013, respectively.

See Notes to Financial Statements.

32	QS Batterymarch Emerging Markets Fund 2014 Annual Report

Statements of changes in net assets

For the Period Ended September 30, 2014 and the Years Ended December 31,	2014[1]	2013	2012

Operations:
Net investment income	$883,612	$3,409,515	$6,912,726
Net realized gain (loss)	23,402,312	4,729,438	(2,241,303)
Change in net unrealized appreciation (depreciation)	(25,531,418)	(55,447,818)	71,044,075
Increase (Decrease) in Net Assets From Operations	(1,245,494)	(47,308,865)	75,715,498

Distributions to Shareholders From (Notes 1 and 6):
Net investment income	—	(2,577,597)	(7,013,612)
Decrease in Net Assets From Distributions to Shareholders	—	(2,577,597)	(7,013,612)

Fund Share Transactions (Note 7):
Net proceeds from sale of shares	10,757,287	94,448,024	156,848,978
Reinvestment of distributions	—	2,429,384	6,570,604
Cost of shares repurchased	(64,517,329)	(354,942,069)	(385,250,224)
Decrease in Net Assets From Fund Share Transactions	(53,760,042)	(258,064,661)	(221,830,642)
Decrease in Net Assets	(55,005,536)	(307,951,123)	(153,128,756)

Net Assets:
Beginning of period	167,454,040	475,405,163	628,533,919
End of period*	$112,448,504	$167,454,040	$475,405,163
*Includes undistributed (overdistributed) net investment income, respectively, of:	$271,825	$(196,154)	$454,216

[1]	For the period January 1, 2014 through September 30, 2014.

See Notes to Financial Statements.

QS Batterymarch Emerging Markets Fund 2014 Annual Report	33

Financial highlights

For a share of each class of beneficial interest outstanding throughout each year ended September 30, unless otherwise noted:
Class A Shares[1]	2014[2]	2013[3]	2012[3,4]	2011[3,4]	2010[3,4]	2009[4,5]

Net asset value, beginning of period	$18.95	$20.80	$18.46	$23.98	$20.35	$10.83

Income (loss) from operations:
Net investment income	0.20	0.19	0.25	0.22	0.11	0.15
Net realized and unrealized gain (loss)	(0.15)	(1.72)	2.43	(5.64)	3.61	9.58
Total income (loss) from operations	0.05	(1.53)	2.68	(5.42)	3.72	9.73

Less distributions from:
Net investment income	—	(0.32)	(0.34)	(0.10)	(0.09)	(0.21)
Total distributions	—	(0.32)	(0.34)	(0.10)	(0.09)	(0.21)

Net asset value, end of period	$19.00	$18.95	$20.80	$18.46	$23.98	$20.35
Total return[6]	0.21%	(7.31)%	14.59%	(22.56)%	18.33%	90.34%

Net assets, end of period (000s)	$8,845	$11,140	$20,460	$22,642	$17,565	$12,070

Ratios to average net assets:
Gross expenses[7]	1.87%[8]	1.72%[9]	1.62%[9]	1.62%[9]	1.63%	1.56%[8]
Net expenses[7,10,11,12]	1.50 [8]	1.49 [9]	1.48 [9]	1.49 [9]	1.50	1.50 [8]
Net investment income	1.41 [8]	0.94	1.27	1.01	0.51	1.02 [8]

Portfolio turnover rate	120%	140%	104%	99%	64%	106%

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the period January 1, 2014 through September 30, 2014.

[3]	For the year ended December 31.

[4]	Represents a share of capital stock outstanding prior to April 30, 2012.

[5]	For the period February 3, 2009 (inception date) to December 31, 2009.

[6]

Performance figures, exclusive of sales charges, may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[7]	Does not include expenses of the Underlying Funds in which the Fund invests.

[8]	Annualized.

[9]	Reflects recapture of fees waived and/or expenses reimbursed from prior fiscal years.

[10]	Reflects fee waivers and/or expense reimbursements.

[11]	The impact of compensating balance arrangements, if any, was less than 0.01%.

[12]

As a result of an expense limitation arrangement, the ratio of expenses, other than interest, brokerage commissions (except for brokerage commissions paid on purchases and sales of shares of ETFs), dividend expense on short sales, taxes and extraordinary expenses, to average net assets of Class A shares did not exceed 1.50%. This expense limitation arrangement cannot be terminated prior to December 31, 2015 without the Board of Trustees’ consent. Acquired fund fees and expenses are subject to the expense limitation arrangement.

See Notes to Financial Statements.

34	QS Batterymarch Emerging Markets Fund 2014 Annual Report

For a share of each class of beneficial interest outstanding throughout each year ended September 30, unless otherwise noted:
Class C Shares[1,2]	2014[3]	2013[4]	2012[4,5]	2011[4,5]	2010[4,5]	2009[4,5]

Net asset value, beginning of period	$19.01	$20.83	$18.42	$23.97	$20.42	$11.72

Income (loss) from operations:
Net investment income (loss)	0.09	0.06	0.11	0.07	(0.05)	0.05
Net realized and unrealized gain (loss)	(0.15)	(1.74)	2.42	(5.62)	3.60	8.69
Total income (loss) from operations	(0.06)	(1.68)	2.53	(5.55)	3.55	8.74

Less distributions from:
Net investment income	—	(0.14)	(0.12)	—	—	(0.04)
Total distributions	—	(0.14)	(0.12)	—	—	(0.04)

Net asset value, end of period	$18.95	$19.01	$20.83	$18.42	$23.97	$20.42
Total return[6]	(0.32)%	(8.03)%	13.77%	(23.15)%	17.39%	74.72%

Net assets, end of period (000s)	$70,838	$88,357	$133,381	$161,997	$273,698	$268,594

Ratios to average net assets:
Gross expenses[7]	2.63%[8]	2.48%[9]	2.41%[9]	2.40%[9]	2.34%	2.34%
Net expenses[7,10,11,12]	2.25 [8]	2.24 [9]	2.23 [9]	2.25 [9]	2.25	2.25
Net investment income (loss)	0.63 [8]	0.33	0.54	0.32	(0.24)	0.32

Portfolio turnover rate	120%	140%	104%	99%	64%	106%

[1]	On February 1, 2009, Primary Class shares were renamed Class C shares.

[2]	Per share amounts have been calculated using the average shares method.

[3]	For the period January 1, 2014 through September 30, 2014.

[4]	For the year ended December 31.

[5]	Represents a share of capital stock outstanding prior to April 30, 2012.

[6]

Performance figures, exclusive of CDSC, may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[7]	Does not include expenses of the Underlying Funds in which the Fund invests.

[8]	Annualized.

[9]	Reflects recapture of fees waived and/or expenses reimbursed from prior fiscal years.

[10]	Reflects fee waivers and/or expense reimbursements.

[11]	The impact of compensating balance arrangements, if any, was less than 0.01%.

[12]

As a result of an expense limitation arrangement, the ratio of expenses, other than interest, brokerage commissions (except for brokerage commissions paid on purchases and sales of shares of ETFs), dividend expense on short sales, taxes and extraordinary expenses, to average net assets of Class C shares did not exceed 2.25%. This expense limitation arrangement cannot be terminated prior to December 31, 2015 without the Board of Trustees’ consent. Acquired fund fees and expenses are subject to the expense limitation arrangement.

See Notes to Financial Statements.

QS Batterymarch Emerging Markets Fund 2014 Annual Report	35

Financial highlights (cont’d)

For a share of each class of beneficial interest outstanding throughout each year ended September 30, unless otherwise noted:
Class FI Shares[1,2]	2014[3]	2013[4]	2012[4,5]	2011[4,5]	2010[4,5]	2009[4,5]

Net asset value, beginning of period	$19.41	$21.27	$18.85	$24.47	$20.77	$11.95

Income (loss) from operations:
Net investment income	0.18	0.21	0.25	0.24	0.11	0.16
Net realized and unrealized gain (loss)	(0.14)	(1.77)	2.48	(5.76)	3.68	8.88
Total income (loss) from operations	0.04	(1.56)	2.73	(5.52)	3.79	9.04

Less distributions from:
Net investment income	—	(0.30)	(0.31)	(0.10)	(0.09)	(0.22)
Total distributions	—	(0.30)	(0.31)	(0.10)	(0.09)	(0.22)

Net asset value, end of period	$19.45	$19.41	$21.27	$18.85	$24.47	$20.77
Total return[6]	0.21%	(7.32)%	14.56%	(22.56)%	18.31%	76.06%

Net assets, end of period (000s)	$5,018	$7,595	$18,741	$20,543	$35,116	$22,977

Ratios to average net assets:
Gross expenses[7]	1.99%[8,9]	1.85%[9]	1.65%[9]	1.69%[9]	1.57%	1.64%
Net expenses[7,10,11,12]	1.50 [8,9]	1.49 [9]	1.48 [9]	1.50 [9]	1.50	1.50
Net investment income	1.27 [8]	1.05	1.23	1.08	0.51	1.02

Portfolio turnover rate	120%	140%	104%	99%	64%	106%

[1]	On October 5, 2009, Financial Intermediary Class shares were renamed as Class FI shares.

[2]	Per share amounts have been calculated using the average shares method.

[3]	For the period January 1, 2014 through September 30, 2014.

[4]	For the year ended December 31.

[5]	Represents a share of capital stock outstanding prior to April 30, 2012.

[6]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[7]	Does not include expenses of the Underlying Funds in which the Fund invests.

[8]	Annualized.

[9]	Reflects recapture of fees waived and/or expenses reimbursed from prior fiscal years.

[10]	Reflects fee waivers and/or expense reimbursements.

[11]	The impact of compensating balance arrangements, if any, was less than 0.01%.

[12]

As a result of an expense limitation arrangement, the ratio of expenses, other than interest, brokerage commissions (except for brokerage commissions paid on purchases and sales of shares of ETFs), dividend expense on short sales, taxes and extraordinary expenses, to average net assets of Class FI shares did not exceed 1.50%. This expense limitation arrangement cannot be terminated prior to December 31, 2015 without the Board of Trustees’ consent. Acquired fund fees and expenses are subject to the expense limitation arrangement.

See Notes to Financial Statements.

36	QS Batterymarch Emerging Markets Fund 2014 Annual Report

For a share of each class of beneficial interest outstanding throughout each year ended September 30, unless otherwise noted:
Class R Shares[1]	2014[2]	2013[3]	2012[3,4]	2011[4,5]

Net asset value, beginning of period	$19.00	$20.86	$18.48	$23.69

Income (loss) from operations:
Net investment income	0.10	0.20	0.05	0.10
Net realized and unrealized gain (loss)	(0.02)	(1.79)	2.60	(5.26)
Total income (loss) from operations	0.08	(1.59)	2.65	(5.16)

Less distributions from:
Net investment income	—	(0.27)	(0.27)	(0.05)
Total distributions	—	(0.27)	(0.27)	(0.05)

Net asset value, end of period	$19.08	$19.00	$20.86	$18.48
Total return[6]	0.42%	(7.59)%	14.38%	(21.77)%

Net assets, end of period (000s)	$7	$129	$44	$2

Ratios to average net assets:
Gross expenses[7]	2.49%[8,9]	2.30%	1.99%[9]	2.69%[8]
Net expenses[7,10,11,12]	1.75 [8,9]	1.74	1.74 [9]	1.75 [8]
Net investment income	0.71 [8]	1.03	0.22	0.74 [8]

Portfolio turnover rate	120%	140%	104%	99%

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the period January 1, 2014 through September 30, 2014.

[3]	For the year ended December 31.

[4]	Represents a share of capital stock outstanding prior to April 30, 2012.

[5]	For the period May 18, 2011 (inception date) to December 31, 2011.

[6]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[7]	Does not include expenses of the Underlying Funds in which the Fund invests.

[8]	Annualized.

[9]	Reflects recapture of fees waived and/or expenses reimbursed from prior fiscal years.

[10]	Reflects fee waivers and/or expense reimbursements.

[11]	The impact of compensating balance arrangements, if any, was less than 0.01%.

[12]

As a result of an expense limitation arrangement, the ratio of expenses, other than interest, brokerage commissions (except for brokerage commissions paid on purchases and sales of shares of ETFs), dividend expense on short sales, taxes and extraordinary expenses, to average net assets of Class R shares did not exceed 1.75%. This expense limitation arrangement cannot be terminated prior to December 31, 2015 without the Board of Trustees’ consent. Acquired fund fees and expenses are subject to the expense limitation arrangement.

See Notes to Financial Statements.

QS Batterymarch Emerging Markets Fund 2014 Annual Report	37

Financial highlights (cont’d)

For a share of each class of beneficial interest outstanding throughout each year ended September 30, unless otherwise noted:
Class I Shares[1,2]	2014[3]	2013[4]	2012[4,5]	2011[4,5]	2010[4,5]	2009[4,5]

Net asset value, beginning of period	$19.39	$21.21	$18.81	$24.42	$20.75	$11.97

Income (loss) from operations:
Net investment income	0.17	0.31	0.30	0.29	0.16	0.20
Net realized and unrealized gain (loss)	(0.13)	(1.85)	2.46	(5.75)	3.68	8.89
Total income (loss) from operations	0.04	(1.54)	2.76	(5.46)	3.84	9.09

Less distributions from:
Net investment income	—	(0.28)	(0.36)	(0.15)	(0.17)	(0.31)
Total distributions	—	(0.28)	(0.36)	(0.15)	(0.17)	(0.31)

Net asset value, end of period	$19.43	$19.39	$21.21	$18.81	$24.42	$20.75
Total return[6]	0.15%	(7.26)%	14.73%	(22.37)%	18.58%	76.48%

Net assets, end of period (000s)	$26,788	$59,183	$255,513	$366,930	$443,981	$282,224

Ratios to average net assets:
Gross expenses[7]	1.66%[8]	1.52%	1.39%	1.30%	1.27%	1.28%
Net expenses[7,9,10,11]	1.54 [8]	1.43	1.33	1.26	1.25	1.25
Net investment income	1.15 [8]	1.51	1.49	1.29	0.74	1.25

Portfolio turnover rate	120%	140%	104%	99%	64%	106%

[1]	On October 5, 2009, Institutional Class shares were renamed Class I shares.

[2]	Per share amounts have been calculated using the average shares method.

[3]	For the period January 1, 2014 through September 30, 2014.

[4]	For the year ended December 31.

[5]	Represents a share of capital stock outstanding prior to April 30, 2012.

[6]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[7]	Does not include expenses of the Underlying Funds in which the Fund invests.

[8]	Annualized.

[9]	Reflects fee waivers and/or expense reimbursements.

[10]	The impact of compensating balance arrangements, if any, was less than 0.01%.

[11]

The manager has agreed to waive fees and/or reimburse operating expenses, other than interest, brokerage commissions (except for brokerage commissions paid on purchases and sales of shares of ETFs), dividend expense on short sales, taxes and extraordinary expenses at the annual rate of 0.06% of average daily net assets for Class I shares. The calculations of any required waivers and reimbursements are done on a daily basis. No such waivers or reimbursements will be made beyond the amount necessary to reduce the class’ annualized expenses to 1.25% of average daily net assets on any given day. This arrangement cannot be terminated prior to December 31, 2015 without the Board of Trustees’ consent. Acquired fund fees and expense are subject to the arrangement.

See Notes to Financial Statements.

38	QS Batterymarch Emerging Markets Fund 2014 Annual Report

For a share of each class of beneficial interest outstanding throughout each year ended September 30, unless otherwise noted:
Class IS Shares[1,2]	2014[3]	2013[4]	2012[4,5]	2011[4,5]	2010[4,5]	2009[4,5]

Net asset value, beginning of period	$19.38	$21.23	$18.82	$24.43	$20.76	$11.97

Income (loss) from operations:
Net investment income	0.25	0.30	0.33	0.31	0.16	0.22
Net realized and unrealized gain (loss)	(0.17)	(1.77)	2.46	(5.77)	3.69	8.88
Total income (loss) from operations	0.08	(1.47)	2.79	(5.46)	3.85	9.10

Less distributions from:
Net investment income	—	(0.38)	(0.38)	(0.15)	(0.18)	(0.31)
Total distributions	—	(0.38)	(0.38)	(0.15)	(0.18)	(0.31)

Net asset value, end of period	$19.46	$19.38	$21.23	$18.82	$24.43	$20.76
Total return[6]	0.41%	(6.88)%	14.89%	(22.36)%	18.59%	76.57%

Net assets, end of period (000s)	$953	$1,050	$47,266	$56,420	$71,489	$55,740

Ratios to average net assets:
Gross expenses[7]	1.62%[8]	1.31%[9]	1.29%[9]	1.26%[9]	1.23%	1.25%
Net expenses[7,10,11]	1.25 [8,12]	1.20 [9,12]	1.23 [9,12]	1.24 [9,12]	1.23 [12]	1.25
Net investment income	1.71 [8]	1.49	1.63	1.37	0.76	1.37

Portfolio turnover rate	120%	140%	104%	99%	64%	106%

[1]	On October 5, 2009, Institutional Class shares were renamed Class IS shares.

[2]	Per share amounts have been calculated using the average shares method.

[3]	For the period January 1, 2014 through September 30, 2014.

[4]	For the year ended December 31.

[5]	Represents a share of capital stock outstanding prior to April 30, 2012.

[6]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[7]	Does not include expenses of the Underlying Funds in which the Fund invests.

[8]	Annualized.

[9]	Reflects recapture of fees waived and/or expenses reimbursed from prior fiscal years.

[10]	The impact of compensating balance arrangements, if any, was less than 0.01%.

[11]

As a result of an expense limitation arrangement, the ratio of expenses, other than interest, brokerage commissions (except for brokerage commissions paid on purchases and sales of shares of ETFs), dividend expense on short sales, taxes and extraordinary expenses, to average net assets of Class IS shares did not exceed 1.25%. In addition, total annual fund operating expenses for Class IS shares did not exceed total annual fund operating expenses for Class I shares. This expense limitation arrangement cannot be terminated prior to December 31, 2015 without the Board of Trustees’ consent. Acquired fund fees and expenses are subject to the expense limitation arrangement.

[12]	Reflects fee waivers and/or expense reimbursements.

See Notes to Financial Statements.

QS Batterymarch Emerging Markets Fund 2014 Annual Report	39

Notes to financial statements

1. Organization and significant accounting policies

QS Batterymarch Emerging Markets Fund (formerly Legg Mason Batterymarch Emerging Markets Trust) (the “Fund”) is a separate diversified investment series of Legg Mason Global Asset Management Trust (the “Trust”). The Trust, a Maryland statutory trust, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. At a meeting held in May 2014, the Fund’s Board of Trustees approved changing the Fund’s fiscal year-end from December 31st to September 30th. This change resulted in a short-period annual report for the nine-month period January 1, 2014 through September 30, 2014.

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”). Estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ. Subsequent events have been evaluated through the date the financial statements were issued.

(a) Investment valuation. Equity securities for which market quotations are available are valued at the last reported sales price or official closing price on the primary market or exchange on which they trade. The valuations for fixed income securities (which may include, but are not limited to, corporate, government, municipal, mortgage-backed, collateralized mortgage obligations and asset-backed securities) and certain derivative instruments are typically the prices supplied by independent third party pricing services, which may use market prices or broker/dealer quotations or a variety of valuation techniques and methodologies. The independent third party pricing services use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar securities. Short-term fixed income securities that will mature in 60 days or less are valued at amortized cost, unless it is determined that using this method would not reflect an investment’s fair value. Futures contracts are valued daily at the settlement price established by the board of trade or exchange on which they are traded. When the Fund holds securities or other assets that are denominated in a foreign currency, the Fund will normally use the currency exchange rates as of 4:00 p.m. (Eastern Time). If independent third party pricing services are unable to supply prices for a portfolio investment, or if the prices supplied are deemed by the manager to be unreliable, the market price may be determined by the manager using quotations from one or more broker/dealers or at the transaction price if the security has recently been purchased and no value has yet been obtained from a pricing service or pricing broker. When reliable prices are not readily available, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund values these securities as determined in accordance with procedures approved by the Fund’s Board of Trustees.

40	QS Batterymarch Emerging Markets Fund 2014 Annual Report

The Board of Trustees is responsible for the valuation process and has delegated the supervision of the daily valuation process to the Legg Mason North American Fund Valuation Committee (the “Valuation Committee”). The Valuation Committee, pursuant to the policies adopted by the Board of Trustees, is responsible for making fair value determinations, evaluating the effectiveness of the Fund’s pricing policies, and reporting to the Board of Trustees. When determining the reliability of third party pricing information for investments owned by the Fund, the Valuation Committee, among other things, conducts due diligence reviews of pricing vendors, monitors the daily change in prices and reviews transactions among market participants.

The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making fair value determinations. Examples of possible methodologies include, but are not limited to, multiple of earnings; discount from market of a similar freely traded security; discounted cash-flow analysis; book value or a multiple thereof; risk premium/yield analysis; yield to maturity; and/or fundamental investment analysis. The Valuation Committee will also consider factors it deems relevant and appropriate in light of the facts and circumstances. Examples of possible factors include, but are not limited to, the type of security; the issuer’s financial statements; the purchase price of the security; the discount from market value of unrestricted securities of the same class at the time of purchase; analysts’ research and observations from financial institutions; information regarding any transactions or offers with respect to the security; the existence of merger proposals or tender offers affecting the security; the price and extent of public trading in similar securities of the issuer or comparable companies; and the existence of a shelf registration for restricted securities.

For each portfolio security that has been fair valued pursuant to the policies adopted by the Board of Trustees, the fair value price is compared against the last available and next available market quotations. The Valuation Committee reviews the results of such back testing monthly and fair valuation occurrences are reported to the Board of Trustees quarterly.

The Fund uses valuation techniques to measure fair value that are consistent with the market approach and/or income approach, depending on the type of security and the particular circumstance. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable securities. The income approach uses valuation techniques to discount estimated future cash flows to present value.

GAAP establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are summarized in the three broad levels listed below:

•	Level 1 — quoted prices in active markets for identical investments

•	Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

QS Batterymarch Emerging Markets Fund 2014 Annual Report	41

Notes to financial statements (cont’d)

•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used in valuing the Fund’s assets and liabilities carried at fair value:

ASSETS
Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Long-term investments†:
Common stocks:
Consumer discretionary	$13,348,926	$275,695	—	$13,624,621
Energy	10,630,702	177,147	—	10,807,849
Telecommunication services	10,887,422	552,659	—	11,440,081
Other common stocks	71,557,140	—	—	71,557,140
Preferred stocks	3,081,075	—	—	3,081,075
Total long-term investments	$109,505,265	$1,005,501	—	$110,510,766
Short-term investments†	—	1,746,000	—	1,746,000
Total investments	$109,505,265	$2,751,501	—	$112,256,766

LIABILITIES
Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Other financial instruments:
Futures contracts	$102,851	—	—	$102,851

†	See Schedule of Investments for additional detailed categorizations.

The Fund’s policy is to recognize transfers between levels as of the end of the reporting period. At September 30, 2014, securities valued at $447,404 were transferred from Level 2 to Level 1 within the fair value hierarchy because of the availability of a quoted price in an active market for an identical investment.

(b) Repurchase agreements. The Fund may enter into repurchase agreements with institutions that its investment adviser has determined are creditworthy. Each repurchase agreement is recorded at cost. Under the terms of a typical repurchase agreement, the Fund acquires a debt security subject to an obligation of the seller to repurchase, and of the Fund to resell, the security at an agreed-upon price and time, thereby determining the yield during the Fund’s holding period. When entering into repurchase agreements, it is the Fund’s policy that its custodian or a third party custodian, acting on the Fund’s behalf, take possession of the underlying collateral securities, the market value of which, at all times, at least equals the principal amount of the repurchase transaction, including accrued interest. To the extent

42	QS Batterymarch Emerging Markets Fund 2014 Annual Report

that any repurchase transaction maturity exceeds one business day, the value of the collateral is marked-to-market and measured against the value of the agreement in an effort to ensure the adequacy of the collateral. If the counterparty defaults, the Fund generally has the right to use the collateral to satisfy the terms of the repurchase transaction. However, if the market value of the collateral declines during the period in which the Fund seeks to assert its rights or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

(c) Foreign currency translation. Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the respective dates of such transactions.

The Fund does not isolate that portion of the results of operations resulting from fluctuations in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currencies, including gains and losses on forward foreign currency contracts, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the values of assets and liabilities, other than investments in securities, on the date of valuation, resulting from changes in exchange rates.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

(d) Forward foreign currency contracts. The Fund enters into a forward foreign currency contract to hedge against foreign currency exchange rate risk on its non-U.S. dollar denominated securities or to facilitate settlement of a foreign currency denominated portfolio transaction. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price with delivery and settlement at a future date. The contract is marked-to-market daily and the change in value is recorded by the Fund as an unrealized gain or loss. When a forward foreign currency contract is closed, through either delivery or offset by entering into another forward foreign currency contract, the Fund recognizes a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value of the contract at the time it is closed.

QS Batterymarch Emerging Markets Fund 2014 Annual Report	43

Notes to financial statements (cont’d)

Forward foreign currency contracts involve elements of market risk in excess of the amounts reflected on the Statement of Assets and Liabilities. The Fund bears the risk of an unfavorable change in the foreign exchange rate underlying the forward foreign currency contract. Risks may also arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts.

(e) Futures contracts. The Fund uses futures contracts generally to gain exposure to, or hedge against, changes in interest rates or gain exposure to, or hedge against, changes in certain asset classes. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date.

Upon entering into a futures contract, the Fund is required to deposit cash or cash equivalents with a broker in an amount equal to a certain percentage of the contract amount. This is known as the ‘‘initial margin’’ and subsequent payments (‘‘variation margin’’) are made or received by the Fund each day, depending on the daily fluctuation in the value of the contract. For certain futures, including foreign denominated futures, variation margin is not settled daily, but is recorded as a net variation margin payable or receivable. Futures contracts are valued daily at the settlement price established by the board of trade or exchange on which they are traded. The daily changes in contract value are recorded as unrealized gains or losses in the Statement of Operations and the Fund recognizes a realized gain or loss when the contract is closed.

Futures contracts involve, to varying degrees, risk of loss in excess of the amounts reflected in the financial statements. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

(f) Foreign investment risks. The Fund’s investments in foreign securities may involve risks not present in domestic investments. Since securities may be denominated in foreign currencies, may require settlement in foreign currencies or pay interest or dividends in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Fund. Foreign investments may also subject the Fund to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, all of which affect the market and/or credit risk of the investments.

(g) Counterparty risk and credit-risk-related contingent features of derivative instruments. The Fund may invest in certain securities or engage in other transactions, where the Fund is exposed to counterparty credit risk in addition to broader market risks. The Fund may invest in securities of issuers, which may also be considered counterparties as trading partners in other transactions. This may increase the risk of loss in the event of default or bankruptcy by the counterparty or if the counterparty otherwise fails to meet its contractual obligations. The Fund’s investment manager attempts to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment and (iii) requiring collateral from the counterparty for certain transactions.

44	QS Batterymarch Emerging Markets Fund 2014 Annual Report

Market events and changes in overall economic conditions may impact the assessment of such counterparty risk by the investment manager. In addition, declines in the values of underlying collateral received may expose the Fund to increased risk of loss.

The Fund has entered into master agreements with certain of its derivative counterparties that provide for general obligations, representations, agreements, collateral, events of default or termination and credit related contingent features. The credit related contingent features include, but are not limited to, a percentage decrease in the Fund’s net assets or NAV over a specified period of time. If these credit related contingent features were triggered, the derivatives counterparty could terminate the positions and demand payment or require additional collateral.

Collateral requirements differ by type of derivative. Collateral or margin requirements are set by the broker or exchange clearinghouse for exchange traded derivatives while collateral terms are contract specific for over-the-counter traded derivatives. Cash collateral that has been pledged to cover obligations of the Fund under derivative contracts, if any, will be reported separately in the Statement of Assets and Liabilities. Securities pledged as collateral, if any, for the same purpose are noted in the Schedule of Investments.

Absent an event of default by the counterparty or a termination of the agreement, the terms of the master agreements do not result in an offset of reported amounts of financial assets and financial liabilities in the Statement of Assets and Liabilities across transactions between the Fund and the applicable counterparty. The enforceability of the right to offset may vary by jurisdiction.

As of September 30, 2014, the Fund did not have any open derivative transactions with credit related contingent features in a net liability position.

(h) Security transactions and investment income. Security transactions are accounted for on a trade date basis. Interest income, adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. Foreign dividend income is recorded on the ex-dividend date or as soon as practicable after the Fund determines the existence of a dividend declaration after exercising reasonable due diligence. The cost of investments sold is determined by use of the specific identification method. To the extent any issuer defaults or a credit event occurs that impacts the issuer, the Fund may halt any additional interest income accruals and consider the realizability of interest accrued up to the date of default or credit event.

(i) Distributions to shareholders. Distributions from net investment income and distributions of net realized gains, if any, are declared at least annually. Distributions to shareholders of the Fund are recorded on the ex-dividend date and are determined in accordance with income tax regulations, which may differ from GAAP.

(j) Share class accounting. Investment income, common expenses and realized/unrealized gains (losses) on investments are allocated to the various classes of the Fund on the basis of daily net assets of each class. Fees relating to a specific class are charged directly to that share class.

QS Batterymarch Emerging Markets Fund 2014 Annual Report	45

Notes to financial statements (cont’d)

(k) Compensating balance arrangements. The Fund has an arrangement with its custodian bank whereby a portion of the custodian’s fees is paid indirectly by credits earned on the Fund’s cash on deposit with the bank.

(l) Federal and other taxes. It is the Fund’s policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986 (the “Code”), as amended, applicable to regulated investment companies. Accordingly, the Fund intends to distribute its taxable income and net realized gains, if any, to shareholders in accordance with timing requirements imposed by the Code. Therefore, no federal or state income tax provision is required in the Fund’s financial statements.

Management has analyzed the Fund’s tax positions taken on income tax returns for all open tax years and has concluded that as of September 30, 2014, no provision for income tax is required in the Fund’s financial statements. The Fund’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

Under the applicable foreign tax laws, a withholding tax may be imposed on interest, dividends and capital gains at various rates. Realized gains upon disposition of securities issued in or by certain foreign countries are subject to capital gains tax imposed by those countries. As of September 30, 2014, there was $77,131 of capital gains tax liabilities accrued on unrealized gains.

(m) Reclassification. GAAP requires that certain components of net assets be reclassified to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share. During the period ended September 30, 2014, the following reclassifications have been made:

	Undistributed Net Investment Income	Accumulated Net Realized Loss
(a)	$(415,633)	$415,633

(a)

Reclassifications are due to foreign currency transactions treated as ordinary income for tax purposes, book/tax differences in the treatment of passive foreign investment companies and book/tax differences in the treatment of foreign capital gain taxes.

2. Investment management agreement and other transactions with affiliates

Legg Mason Partners Fund Advisor, LLC (“LMPFA”) is the Fund’s investment manager and QS Batterymarch Financial Management, Inc. (formerly Batterymarch Financial Management, Inc.) (“QS Batterymarch”) is the Fund’s investment adviser. Western Asset Management Company (“Western Asset”) manages the Fund’s cash and short-term instruments. LMPFA, QS Batterymarch and Western Asset are wholly-owned subsidiaries of Legg Mason, Inc. (“Legg Mason”).

Under the investment management agreement, the Fund pays an investment management fee, calculated daily and paid monthly, at an annual rate of 1.00% of the Fund’s average daily net assets.

46	QS Batterymarch Emerging Markets Fund 2014 Annual Report

LMPFA provides administrative and certain oversight services to the Fund. LMPFA delegates to the investment adviser the day-to-day portfolio management of the Fund, except for the management of cash and short-term instruments, which is provided by Western Asset. For its services, LMPFA pays QS Batterymarch a fee equal to 0.75% of the net management fee it receives from the Fund. For Western Asset’s services to the Fund, LMPFA pays Western Asset 0.02% of the portion of the Fund’s average daily net assets that are allocated to Western Asset by LMPFA.

As a result of expense limitation arrangements between the Fund and LMPFA, the ratio of expenses, other than interest, brokerage commissions (except for brokerage commissions paid on purchases and sales of shares of ETFs), dividend expense on short sales, taxes and extraordinary expenses, to average net assets of Class A, Class C, Class FI, Class R and Class IS shares did not exceed 1.50%, 2.25%, 1.50%, 1.75% and 1.25%, respectively. Acquired fund fees and expenses are subject to the expense limitation arrangement. In addition, total annual fund operating expenses for Class IS shares did not exceed total annual fund operating expenses for Class I shares. These expense limitation arrangements cannot be terminated prior to December 31, 2015 without the Board of Trustees’ consent.

LMPFA has also agreed to waive fees and/or reimburse operating expenses other than interest, brokerage commissions (except for brokerage commissions paid on purchases and sales of shares of ETFs), taxes, dividend expense on short sales and extraordinary expenses, at the annual rate of 0.06% of average daily net assets for Class I shares, provided that no waiver or reimbursement will be made beyond the amount necessary to reduce that class’ annualized expenses to 1.25% of average daily net assets. The calculations of any required waivers and reimbursements are done on a daily basis. Acquired fund fees and expenses are subject to the expense limitation arrangement. This arrangement is not subject to recapture. This expense limitation arrangement cannot be terminated prior to December 31, 2015 without the Board of Trustees’ consent.

During the year ended December 31, 2013, fees waived and/or expenses reimbursed amounted to $512,989.

During the period ended September 30, 2014, fees waived and/or expenses reimbursed amounted to $310,335.

With respect to Class A, Class C, Class FI, Class R and Class IS shares, the investment manager is permitted to recapture amounts waived or reimbursed to a class within three years after the fiscal year in which the investment manager earned the fee or incurred the expense if the class’ total annual operating expenses have fallen to a level below the expense limitation (“expense cap”) in effect at the time the fees were earned or the expenses incurred. In no case will the investment manager recapture any amount that would result, on any particular business day of the Fund, in the class’ total annual operating expenses exceeding the expense cap or any other lower limit then in effect.

QS Batterymarch Emerging Markets Fund 2014 Annual Report	47

Notes to financial statements (cont’d)

Pursuant to these arrangements, at December 31, 2013, the Fund had remaining fee waivers and/or expense reimbursements subject to recapture by LMPFA and respective dates of expiration as follows:

	Class A	Class C	Class FI	Class R	Class IS
Expires December 31, 2014	$26,066	$344,416	$61,296	$9	$15,361
Expires December 31, 2015	30,988	265,986	32,943	110	28,132
Expires December 31, 2016	31,616	256,506	42,561	737	33,979
Total fee waivers/expense reimbursements subject to recapture	$88,670	$866,908	$136,800	$856	$77,472

For the year ended December 31, 2013, LMPFA recaptured $5,392, $68,232, $1,525 and $1,142 for Class A, Class C, Class FI and Class IS, respectively.

Pursuant to these arrangements, at September 30, 2014, the Fund had remaining fee waivers and/or expense reimbursements subject to recapture by LMPFA and respective dates of expiration as follows:

	Class A	Class C	Class FI	Class R	Class IS
Expires September 30, 2015	$30,988	$265,986	$32,943	$85	$28,132
Expires September 30, 2016	31,616	256,506	42,561	737	33,979
Expires September 30, 2017	28,423	221,429	21,127	411	3,026
Total fee waivers/expense reimbursements subject to recapture	$91,027	$743,921	$96,631	$1,233	$65,137

For the period ended September 30, 2014, LMPFA recaptured $8,982 and $34 for Class FI and R shares, respectively.

Legg Mason Investor Services, LLC, (“LMIS”), a wholly-owned broker-dealer subsidiary of Legg Mason, serves as the Fund’s sole and exclusive distributor.

There is a maximum initial sales charge of 5.75% for Class A shares. There is a contingent deferred sales charge (“CDSC”) of 1.00% on Class C shares, which applies if redemption occurs within 12 months from purchase payment. In certain cases, Class A shares have a 1.00% CDSC, which applies if redemption occurs within 18 months from purchase payment. This CDSC only applies to those purchases of Class A shares, which, when combined with current holdings of other shares of funds sold by LMIS, equal or exceed $1,000,000 in the aggregate. These purchases do not incur an initial sales charge.

For the year ended December 31, 2013, LMIS and its affiliates retained sales charges of $1,822 on sales of the Fund’s Class A shares. In addition, for the year ended December 31, 2013, CDSC’s paid to LMIS and its affiliates were:

Class C
CDSCs	$3,065

48	QS Batterymarch Emerging Markets Fund 2014 Annual Report

For the period ended September 30, 2014, LMIS and its affiliates retained sales charges of $661 on sales of the Fund’s Class A shares. In addition, for the period ended September 30, 2014, CDSCs paid to LMIS and its affiliates were:

Class C
CDSCs	$2,204

Under a Deferred Compensation Plan (the “Plan”), Trustees may elect to defer receipt of all or a specified portion of their compensation. A participating Trustee may select one or more funds managed by affiliates of Legg Mason in which his or her deferred trustee’s fees will be deemed to be invested. Deferred amounts remain in the Fund until distributed in accordance with the Plan.

All officers and two Trustees of the Trust are employees of Legg Mason or its affiliates and do not receive compensation from the Trust.

3. Investments

During the period ended September 30, 2014, the aggregate cost of purchases and proceeds from sales of investments (excluding short-term investments) were as follows:

Purchases	$160,016,697
Sales	215,947,259

At September 30, 2014, the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were as follows:

Gross unrealized appreciation	$7,652,789
Gross unrealized depreciation	(7,385,189)
Net unrealized appreciation	$267,600

At September 30, 2014, the Fund had the following open futures contracts:

	Number of Contracts	Expiration Date	Basis Value	Market Value	Unrealized Depreciation
Contracts to Buy:
Mini MSCI Emerging Markets Index Futures	46	12/14	$2,409,061	$2,306,210	$(102,851)

4. Derivative instruments and hedging activities

GAAP requires enhanced disclosure about an entity’s derivative and hedging activities.

Below is a table, grouped by derivative type, that provides information about the fair value and the location of derivatives within the Statement of Assets and Liabilities at September 30, 2014.

LIABILITY DERIVATIVES[1]
Equity Risk
Futures contracts[2]	$102,851

[1]

Generally, the balance sheet location for asset derivatives is receivables/net unrealized appreciation (depreciation) and for liability derivatives is payables/net unrealized appreciation (depreciation).

[2]

Includes cumulative appreciation (depreciation) of futures contracts as reported in the footnotes. Only variation margin is reported within the receivables and/or payables on the Statement of Assets and Liabilities.

QS Batterymarch Emerging Markets Fund 2014 Annual Report	49

Notes to financial statements (cont’d)

The following table provides information about the effect of derivatives and hedging activities on the Fund’s Statement of Operations for the year ended December 31, 2013. The table provides additional information about the change in unrealized appreciation (depreciation) resulting from the Fund’s derivatives and hedging activities during the period.

CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) ON DERIVATIVES RECOGNIZED
Foreign Exchange Risk
Forward foreign currency contracts[1]	$1,589

[1]

The change in unrealized appreciation (depreciation) from forward foreign currency contracts is reported in the change in net unrealized appreciation (depreciation) from foreign currencies in the Statement of Operations.

The following tables provide information about the effect of derivatives and hedging activities on the Fund’s Statement of Operations for the period ended September 30, 2014. The first table provides additional detail about the amounts and sources of gains (losses) realized on derivatives during the period. The second table provides additional information about the change in unrealized appreciation (depreciation) resulting from the Fund’s derivatives and hedging activities during the period.

AMOUNT OF REALIZED GAIN (LOSS) ON DERIVATIVES RECOGNIZED
	Equity Risk	Foreign Exchange Risk	Total
Futures contracts	$(15,588)	—	$(15,588)
Forward foreign currency contracts[1]	—	$16,901	16,901
Total	$(15,588)	$16,901	$1,313

[1]	Net realized gain (loss) from forward foreign currency contracts is reported in net realized gain (loss) from foreign currency transactions in the Statement of Operations.

CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) ON DERIVATIVES RECOGNIZED
	Equity Risk	Foreign Exchange Risk	Total
Futures contracts	$(102,851)	—	$(102,851)
Forward foreign currency contracts[1]	—	$(1,589)	(1,589)
Total	$(102,851)	$(1,589)	$(104,440)

[1]

The change in unrealized appreciation (depreciation) from forward foreign currency contracts is reported in the change in net unrealized appreciation (depreciation) from foreign currencies in the Statement of Operations.

During the period ended September 30, 2014, the volume of derivative activity for the Fund was as follows:

Average Market Value
Futures contracts	$500,636
Forward foreign currency contracts (to sell)†	121,273

†	At September 30, 2014, there were no open positions held in this derivative.

50	QS Batterymarch Emerging Markets Fund 2014 Annual Report

The following table presents by financial instrument, the Fund’s derivative liabilities net of the related collateral pledged by the Fund at September 30, 2014:

	Gross Amount of Derivative Liabilities in the Statement of Assets and Liabilities[1]	Collateral Pledged[2,3]	Net Amount
Futures contracts[4]	$102,753	$(102,753)	—

[1]	Absent an event of default or early termination, derivative assets and liabilities are presented gross and not offset in the Statement of Assets and Liabilities.

[2]	Gross amounts are not offset in the Statement of Assets and Liabilities.

[3]	In some instances, the actual collateral received and/or pledged may be more than the amount shown here due to overcollateralization.

[4]	Amount represents the current day’s variation margin as reported in the Statement of Assets and Liabilities. It differs from the cumulative appreciation (depreciation) presented in the previous table.

5. Class specific expenses, waivers and/or expense reimbursements

The Fund has adopted a Rule 12b-1 distribution plan and under that plan the Fund pays a service fee with respect to its Class A, Class C, Class FI and Class R shares calculated at the annual rate of 0.25% of the average daily net assets of each respective class. The Fund also pays a distribution fee with respect to its Class C and Class R shares calculated at the annual rate of 0.75%, and 0.25% of the average daily net assets of each class, respectively. Service and distribution fees are accrued daily and paid monthly.

For the year ended December 31, 2013, class specific expenses were as follows:

	Service and/or Distribution Fees	Transfer Agent Fees
Class A	$34,083	$23,589
Class C	1,069,038	168,078
Class FI	29,218	36,837
Class R	664	712
Class I	—	352,400
Class IS	—	7,085
Total	$1,133,003	$588,701

For the period ended September 30, 2014, class specific expenses were as follows:

	Service and/or Distribution Fees	Transfer Agent Fees
Class A	$19,460	$18,862
Class C	585,294	149,210
Class FI	10,807	6,748
Class R	277	298
Class I	—	83,494
Class IS	—	2,024
Total	$615,838	$260,636

QS Batterymarch Emerging Markets Fund 2014 Annual Report	51

Notes to financial statements (cont’d)

For the year ended December 31, 2013, waivers and/or expense reimbursements by class were as follows:

Waivers/Expense Reimbursements
Class A	$31,616
Class C	256,506
Class FI	42,561
Class R	737
Class I	147,590
Class IS	33,979
Total	$512,989

For the period ended September 30, 2014, waivers and/or expense reimbursements by class were as follows:

Waivers/Expense Reimbursements
Class A	$28,423
Class C	221,429
Class FI	21,127
Class R	411
Class I	35,919
Class IS	3,026
Total	$310,335

6. Distributions to shareholders by class

	Period Ended September 30, 2014[1]	Year Ended December 31, 2013	Year Ended December 31, 2012
Net Investment Income:
Class A	—	$192,085	$342,929
Class C	—	711,994	805,708
Class FI	—	131,969	277,833
Class R	—	1,924	514
Class I	—	1,416,703	4,725,249
Class IS	—	122,922	861,379
Total	—	$2,577,597	$7,013,612

[1]	For the period January 1, 2014 through September 30, 2014.

7. Shares of beneficial interest

At September 30, 2014, the Trust had an unlimited number of shares of beneficial interest authorized with a par value of $0.00001 per share. The Fund has the ability to issue multiple classes of shares. Each class of shares represents an identical interest and has the same rights, except that each class bears certain direct expenses, including those specifically related to the distribution of its shares. On April 30, 2012, the Fund was reorganized as a new series of the Trust.

52	QS Batterymarch Emerging Markets Fund 2014 Annual Report

Prior to April 30, 2012, the Fund was a series of a Maryland corporation and had 125,000,000 share authorized at $0.001 par value for each of the Fund’s Class C and Class I shares and 100,000,000 shares authorized at $0.001 par value for each of the Fund’s Class A, Class FI, Class R and Class IS shares.

Transactions in shares of each class were as follows:

	Period Ended September 30, 2014[1]		Year Ended December 31, 2013		Year Ended December 31, 2012
	Shares	Amount	Shares	Amount	Shares	Amount
Class A
Shares sold	44,141	$815,986	147,167	$2,895,251	184,401	$3,626,443
Shares issued on reinvestment	—	—	10,141	190,015	16,542	333,938
Shares repurchased	(166,268)	(3,200,971)	(553,012)	(11,234,681)	(443,769)	(8,808,071)
Net decrease	(122,127)	$(2,384,985)	(395,704)	$(8,149,415)	(242,826)	$(4,847,690)

Class C
Shares sold	141,495	$2,632,976	237,141	$4,676,878	373,838	$7,408,254
Shares issued on reinvestment	—	—	37,251	698,340	38,698	787,400
Shares repurchased	(1,050,829)	(19,673,567)	(2,030,853)	(40,091,477)	(2,801,631)	(55,028,330)
Net decrease	(909,334)	$(17,040,591)	(1,756,461)	$(34,716,259)	(2,389,095)	$(46,832,676)

Class FI
Shares sold	37,818	$720,664	130,077	$2,623,290	268,790	$5,337,958
Shares issued on reinvestment	—	—	6,845	131,268	13,426	277,157
Shares repurchased	(171,181)	(3,164,571)	(626,682)	(12,503,982)	(491,207)	(9,962,777)
Net decrease	(133,363)	$(2,443,907)	(489,760)	$(9,749,424)	(208,991)	$(4,347,662)

Class R
Shares sold	302	$5,545	7,145	$148,994	4,812	$87,148
Shares issued on reinvestment	—	—	102	1,924	25	514
Shares repurchased	(6,757)	(129,471)	(2,563)	(48,011)	(2,822)	(55,207)
Net increase (decrease)	(6,455)	$(123,926)	4,684	$102,907	2,015	$32,455

Class I
Shares sold	330,771	$6,280,816	3,697,219	$75,593,904	6,384,785	$128,953,826
Shares issued on reinvestment	—	—	67,275	1,284,915	209,887	4,310,216
Shares repurchased	(2,004,628)	(37,930,749)	(12,757,651)	(239,381,268)	(14,060,360)	(283,849,689)
Net decrease	(1,673,857)	$(31,649,933)	(8,993,157)	$(162,502,449)	(7,465,688)	$(150,585,647)

Class IS
Shares sold	15,899	$301,300	403,440	$8,509,707	584,898	$11,435,349
Shares issued on reinvestment	—	—	6,447	122,922	41,908	861,379
Shares repurchased	(21,139)	(418,000)	(2,582,590)	(51,682,650)	(1,398,328)	(27,546,150)
Net decrease	(5,240)	$(116,700)	(2,172,703)	$(43,050,021)	(771,522)	$(15,249,422)

[1]	For the period January 1, 2014 through September 30, 2014.

QS Batterymarch Emerging Markets Fund 2014 Annual Report	53

Notes to financial statements (cont’d)

8. Income tax information and distributions to shareholders

The tax character of distributions paid for the fiscal years ended December 31, 2013 and December 31, 2012 was as follows:

	2013	2012
Distributions paid from:
Ordinary income	$2,577,597	$7,013,612

The Fund did not make any distributions during the fiscal period ended September 30, 2014.

As of September 30, 2014, the components of accumulated earnings (losses) on a tax basis were as follows:

Undistributed ordinary income — net	$431,440
Capital loss carryforward*	(49,996,781)
Other book/tax temporary differences(a)	(18,952)
Unrealized appreciation/(depreciation)(b)	57,960
Total accumulated earnings/(losses) — net	$(49,526,333)

*	During the taxable period ended September 30, 2014, the Fund utilized $6,539,939 of its capital loss carryforward available from prior years. As of September 30, 2014, the Fund had the following net capital loss carryforward remaining:

Year of Expiration	Amount
9/30/2016	$(49,996,781)

This amount will be available to offset any future taxable capital gains.

(a)

Other book/tax temporary differences are attributable to the realization for tax purposes of unrealized gains (losses) on certain futures contracts and book/tax differences in the timing of the deductibility of various expenses.

(b)

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable to the tax deferral of losses on wash sales and the realization for tax purposes of unrealized gains on investments in passive foreign investment companies.

9. Subsequent event

At its November 2014 meeting, the Fund’s Board of Trustees approved a lower contractual management fee and expense caps were lowered for all Fund share classes. Effective November 7, 2014, the Fund’s contractual management fee was reduced to an annual rate of 0.85% of its average daily net assets. Prior to November 7, 2014, the Fund paid a management fee at an annual rate of 1.00% of the Fund’s average daily net assets.

Effective November 7, 2014, LMPFA has agreed to waive fees and/or reimburse the Fund’s operating expenses (other than interest, brokerage commissions (except for brokerage commissions paid on purchases and sales of shares of ETFs), dividend expense on short sales, taxes and extraordinary expenses), so that total annual operating expenses for each class are not expected to exceed 1.25%, 2.00%, 1.25%, 1.50%, 0.95% and 0.95% for Class A, C, FI, R, I and IS shares, respectively, subject to recapture. Acquired fund fees and expenses are subject to the expense limitation arrangements. In addition, total annual fund operating expenses for Class IS shares of the Fund will not exceed total annual fund operating expenses for Class I shares. This arrangement for Class IS shares is subject to recapture as described below. Prior to November 7, 2014, LMPFA had agreed to waive fees and/or

54	QS Batterymarch Emerging Markets Fund 2014 Annual Report

reimburse operating expenses so that total annual operating expenses were not expected to exceed 1.50%, 2.25%, 1.50%, 1.75% and 1.25% for Class A, C, FI, R, and IS shares, respectively, subject to recapture.

These arrangements are expected to continue until December 31, 2016, may be terminated prior to that date by agreement of LMPFA and the Board of Trustees, and may be terminated at any time after that date by LMPFA. These arrangements, however, may be modified by LMPFA to decrease total annual operating expenses at any time. LMPFA is also permitted to recapture amounts waived or reimbursed to a class within three years after the year in which LMPFA earned the fee or incurred the expense if the class’ total annual operating expenses have fallen to a level below the limit described above. In no case will LMPFA recapture any amount that would result, on any particular business day of the Fund, in the class’ total annual operating expenses exceeding this limit or any other limits then in effect.

Prior to November 7, 2014, LMPFA had agreed to waive fees and/or reimburse operating expenses (other than interest, brokerage commissions (except for brokerage commissions paid on purchases and sales of shares of ETFs), dividend expense on short sales, taxes and extraordinary expenses) at the annual rate of 0.06% of average daily net assets for Class I shares, provided that no waiver or reimbursement was made beyond the amount necessary to reduce that class’ annualized expenses to 1.25% of average daily net assets. Acquired fund fees and expenses were subject to this expense limitation arrangement. This arrangement was not subject to recapture.

QS Batterymarch Emerging Markets Fund 2014 Annual Report	55

Report of independent registered public accounting firm

To the Board of Trustees of Legg Mason Global Asset Management Trust and to the Shareholders of QS Batterymarch Emerging Markets Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the QS Batterymarch Emerging Markets Fund (one of the funds comprising Legg Mason Global Asset Management Trust, the “Fund”) at September 30, 2014, the results of its operations, the changes in its net assets and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at September 30, 2014 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Baltimore, Maryland

November 14, 2014

56	QS Batterymarch Emerging Markets Fund 2014 Annual Report

Additional information (unaudited)

Information about Trustees and Officers

The business and affairs of QS Batterymarch Emerging Markets Fund (the “Fund”) are conducted by management under the supervision and subject to the direction of its Board of Trustees. The business address of each Trustee is c/o Kenneth D. Fuller, Legg Mason, 100 International Drive, 11th Floor, Baltimore, Maryland 21202. Information pertaining to the Trustees and officers of the Fund is set forth below.

The Statement of Additional Information includes additional information about Trustees and is available, without charge, upon request by calling the Fund at 1-877-721-1926.

Independent Trustees[1]
Ruby P. Hearn
Year of birth	1940
Position(s) with Trust	Trustee
Term of office and length of time served[2]	Since 2009
Principal occupation(s) during past five years	Senior Vice President Emerita of The Robert Wood Johnson Foundation (non-profit) since 2001; Member of the Institute of Medicine since 1982; formerly: Trustee of the New York Academy of Medicine (2004 to 2012); Director of the Institute for Healthcare Improvement (2002 to 2012); Senior Vice President of The Robert Wood Johnson Foundation (1996 to 2001); Fellow of The Yale Corporation (1992 to 1998).
Number of funds in fund complex overseen by Trustee	18
Other board memberships held by Trustee during past five years	None

Arnold L. Lehman
Year of birth	1944
Position(s) with Trust	Lead Independent Trustee
Term of office and length of time served[2]	Since 2009
Principal occupation(s) during past five years	Director of the Brooklyn Museum since 1997; Trustee of American Federation of Arts since 1998. Formerly: Director of The Baltimore Museum of Art (1979 to 1997).
Number of funds in fund complex overseen by Trustee	18
Other board memberships held by Trustee during past five years	None

Robin J.W. Masters
Year of birth	1955
Position(s) with Trust	Trustee
Term of office and length of time served[2]	Since 2009
Principal occupation(s) during past five years	Retired; formerly: Chief Investment Officer of ACE Limited (insurance) (1986 to 2000).
Number of funds in fund complex overseen by Trustee	18
Other board memberships held by Trustee during past five years	Director of Cheyne Capital International Limited (investment advisory firm). Formerly, Director/Trustee of Legg Mason Institutional Funds plc, WAFixed Income Funds plc and Western Asset Debt Securities Fund plc. (2007 to 2011)

QS Batterymarch Emerging Markets Fund	57

Additional information (unaudited) (cont’d)

Information about Trustees and Officers

Independent Trustees[1] cont’d
Jill E. McGovern
Year of birth	1944
Position(s) with Trust	Trustee
Term of office and length of time served[2]	Since 2009
Principal occupation(s) during past five years	Senior Consultant, American Institute for Contemporary German Studies (AICGS) since 2007; formerly: Chief Executive Officer of The Marrow Foundation (non-profit) (1993 to 2007); Executive Director of the Baltimore International Festival (1991 to 1993); Senior Assistant to the President of The Johns Hopkins University (1986 to 1990).
Number of funds in fund complex overseen by Trustee	18
Other board memberships held by Trustee during past five years	Director of International Biomedical Research Alliance; Director of Lois Roth Endowment

Arthur S. Mehlman
Year of birth	1942
Position(s) with Trust	Trustee
Term of office and length of time served[2]	Since 2009
Principal occupation(s) during past five years	Retired. Director, The University of Maryland Foundation since 1992; Director, The League for People with Disabilities since 2003; formerly: Director, Municipal Mortgage & Equity LLC (2004 to 2011); Partner, KPMG LLP (international accounting firm) (1972 to 2002).
Number of funds in fund complex overseen by Trustee	Director/Trustee of all Legg Mason Funds consisting of 18 portfolios; Director/Trustee of the Royce Family of Funds consisting of 33 portfolios.
Other board memberships held by Trustee during past five years	Director of Municipal Mortgage & Equity, LLC. (2004 to 2011)

G. Peter O’Brien
Year of birth	1945
Position(s) with Trust	Trustee
Term of office and length of time served[2]	Since 2009
Principal occupation(s) during past five years	Retired. Trustee Emeritus of Colgate University; Board Member, Hill House, Inc. (residential home care); Board Member, Bridges School (pre-school); formerly: Managing Director, Equity Capital Markets Group of Merrill Lynch & Co. (1971-1999).
Number of funds in fund complex overseen by Trustee	Director/Trustee of all Legg Mason funds consisting of 18 portfolios; Director/Trustee of the Royce Family of Funds consisting of 33 portfolios.
Other board memberships held by Trustee during past five years	Director of TICC Capital Corp.

58	QS Batterymarch Emerging Markets Fund

Independent Trustees[1] cont’d
S. Ford Rowan
Year of birth	1943
Position(s) with Trust	Trustee
Term of office and length of time served[2]	Since 2009
Principal occupation(s) during past five years	Chairman, National Center for Critical Incident Analysis, National Defense University Foundation, since 2004; Consultant to University of Maryland University College, since 2013; Lecturer in Organizational Sciences, George Washington University, since 2000; formerly: Trustee, St. John’s College (2006 to 2012); Consultant, Rowan & Blewitt Inc. (management consulting) (1984 to 2007); Lecturer in Journalism, Northwestern University (1980 to 1993); Director, Santa Fe Institute (1999 to 2008).
Number of funds in fund complex overseen by Trustee	18
Other board memberships held by Trustee during past five years	None

Robert M. Tarola
Year of birth	1950
Position(s) with Trust	Trustee
Term of office and length of time served[2]	Since 2009
Principal occupation(s) during past five years	President of Right Advisory LLC (corporate finance and governance consulting) since 2008; Member, Investor Advisory Group of the Public Company Accounting Oversight Board since 2009; formerly Senior Vice President and Chief Financial Officer of The Howard University (2009 to 2013) (higher education and health care); Senior Vice President and Chief Financial Officer of W.R. Grace & Co. (specialty chemicals) (1999 to 2008) and MedStar Health, Inc. (healthcare) (1996 to 1999); Partner, Price Waterhouse, LLP (accounting and auditing) (1984 to 1996).
Number of funds in fund complex overseen by Trustee	18
Other board memberships held by Trustee during past five years	Director of TeleTech Holdings, Inc. (business process outsourcing); Director of American Kidney Fund (renal disease assistance)

Interested Trustees[3]
Jennifer W. Murphy
Year of birth	1964
Position(s) with Trust	Trustee and Chair
Term of office and length of time served[2]	Since 2013
Principal occupation(s) during past five years

Executive Vice President and Chief Administrative Officer of Legg Mason, Inc. (since 2013); formerly: Chief Operations

Officer of LMM LLC (1999 to 2013); President and CEO of Legg Mason Capital Management, LLC (“LMCM”) and Manager of LMCM and predecessors (1998 to 2013).

Number of funds in fund complex overseen by Trustee	18
Other board memberships held by Trustee during past five years	None

QS Batterymarch Emerging Markets Fund	59

Additional information (unaudited) (cont’d)

Information about Trustees and Officers

Interested Trustees[3] cont’d
Kenneth D. Fuller
Year of birth	1958
Position(s) with Trust	Trustee, President and Chief Executive Officer
Term of office and length of time served[2]	Since 2013
Principal occupation(s) during past five years	Managing Director of Legg Mason & Co., LLC (“Legg Mason & Co.”) (since 2013); Officer and/or Trustee/Director of 170 funds associated with Legg Mason Partners Fund Advisor, LLC (“LMPFA”) or its affiliates (since 2013); President and Chief Executive Officer of LM Asset Services, LLC (“LMAS”) and Legg Mason Fund Asset Management, Inc. (“LMFAM”) (formerly registered investment advisers) (since 2013); formerly, Senior Vice President of LMPFA (2012 to 2013); formerly, Director of Legg Mason & Co. (2012 to 2013); formerly, Vice President of Legg Mason & Co. (2009 to 2012); formerly, Vice President — Equity Division of T. Rowe Price Associates (1993 to 2009), as well as Investment Analyst and Portfolio Manager for certain asset allocation accounts (2004 to 2009)
Number of funds in fund complex overseen by Trustee	158
Other board memberships held by Trustee during past five years	None

Executive Officers
Richard F. Sennett Legg Mason 100 International Drive, 7th Floor, Baltimore, MD 21202
Year of birth	1970
Position(s) with Trust	Principal Financial Officer
Term of office and length of time served[2]	Since 2011
Principal occupation(s) during past five years	Principal Financial Officer and Treasurer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2011 and since 2013); Managing Director of Legg Mason & Co. and Senior Manager of the Treasury Policy group for Legg Mason & Co.’s Global Fiduciary Platform (since 2011); formerly, Chief Accountant within the SEC’s Division of Investment Management (2007 to 2011); formerly, Assistant Chief Accountant within the SEC’s Division of Investment Management (2002 to 2007)

Robert I. Frenkel Legg Mason 100 First Stamford Place, 6th Floor, Stamford, CT 06902
Year of birth	1954
Position(s) with Trust	Secretary and Chief Legal Officer
Term of office and length of time served[2]	Since 2009
Principal occupation(s) during past five years	Vice President and Deputy General Counsel of Legg Mason (since 2006); Managing Director and General Counsel of Global Mutual Funds for Legg Mason & Co. (since 2006) and Legg Mason & Co. predecessors (since 1994); Secretary and Chief Legal Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2006) and Legg Mason & Co. predecessors (prior to 2006)

60	QS Batterymarch Emerging Markets Fund

Executive Officers cont’d
Ted P. Becker Legg Mason 620 Eighth Avenue, 49th Floor, New York, NY 10018
Year of birth	1951
Position(s) with Trust	Vice President and Chief Compliance Officer
Term of office and length of time served[2]	Since 2009
Principal occupation(s) during past five years	Director of Global Compliance at Legg Mason (since 2006); Chief Compliance Officer of LMPFA (since 2006); Managing Director of Compliance of Legg Mason & Co. (since 2005); Chief Compliance Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2006) and Legg Mason & Co. predecessors (prior to 2006)

Christopher Berarducci Legg Mason 620 Eighth Avenue, 49th Floor, New York, NY 10018
Year of birth	1974
Position(s) with Trust	Treasurer
Term of office and length of time served[2]	Since 2010
Principal occupation(s) during past five years	Vice President of Legg Mason & Co. (since 2011); Treasurer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2010); formerly, Assistant Controller of certain mutual funds associated with Legg Mason & Co. or its affiliates (prior to 2010); formerly, Manager of Fund Administration at UBS Global Asset Management (prior to 2007)

Susan Kerr Legg Mason 620 Eighth Avenue, 49th Floor, New York, NY 10018
Year of birth	1949
Position(s) with Trust	Chief Anti-Money Laundering Compliance Officer
Term of office and length of time served[2]	Since 2013
Principal occupation(s) during past five years	Assistant Vice President of Legg Mason & Co. and Legg Mason Investor Services, LLC (“LMIS”) (since 2010); Chief Anti-Money Laundering Compliance Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2013) and Anti-Money Laundering Compliance Officer of LMIS (since 2012); Senior Compliance Officer of LMIS (since 2011); formerly, AML Consultant, DTCC (2010); formerly, AML Consultant, Rabobank Netherlands, (2009); formerly, First Vice President, Director of Marketing & Advertising Compliance and Manager of Communications Review Group at Citigroup Inc. (1996 to 2008)

QS Batterymarch Emerging Markets Fund	61

Additional information (unaudited) (cont’d)

Information about Trustees and Officers

Executive Officers cont’d
Vanessa A. Williams Legg Mason 100 First Stamford Place, 6th Floor, Stamford, CT 06902
Year of birth	1979
Position(s) with Trust	Identity Theft Prevention Officer
Term of office and length of time served[2]	Since 2013
Principal occupation(s) during past five years	Vice President of Legg Mason & Co. (since 2012); Identity Theft Prevention Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2011); formerly, Chief Anti-Money Laundering Compliance Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (2011 to 2013); formerly, Senior Compliance Officer of Legg Mason & Co. (2008 to 2011); formerly, Compliance Analyst of Legg Mason & Co. (2006 to 2008) and Legg Mason & Co. predecessors (prior to 2006)

[1]

Trustees who are not “interested persons” of the Fund within the meaning of Section 2(a)(19) of the 1940 Act. Each of the Independent Trustees serves on the standing committees of the Board of Trustees, which include the Audit Committee (chair: Arthur S. Mehlman), the Nominating Committee (co-chairs: G. Peter O’Brien and Jill E. McGovern), and the Independent Trustees Committee (chair: Arnold L. Lehman).

[2]

Officers of the Trust are elected to serve until their successors are elected and qualified. Trustees of the Trust serve a term of indefinite length until their retirement, in accordance with the Board’s retirement policy, resignation or removal, and stand for re-election by shareholders only as and when required by the 1940 Act.

[3]

Ms. Murphy and Mr. Fuller are considered to be interested persons, as defined in the 1940 Act, of the Fund on the basis of their current employment with the Fund’s investment adviser or its affiliated entities (including the Fund’s principal underwriter) and Legg Mason, Inc., the parent holding company of these entities as well as their ownership of Legg Mason, Inc. stock.

62	QS Batterymarch Emerging Markets Fund

QS Batterymarch

Emerging Markets Fund

Trustees

Kenneth D. Fuller

President

Ruby P. Hearn

Arnold L. Lehman

Robin J.W. Masters

Jill E. McGovern

Arthur S. Mehlman

Jennifer W. Murphy

Chair

G. Peter O’Brien

S. Ford Rowan

Robert M. Tarola

Investment manager

Legg Mason Partners Fund Advisor, LLC

Investment adviser

QS Batterymarch Financial Management, Inc.

Custodian

State Street Bank & Trust Company

Transfer agent

BNY Mellon Investment Servicing (US) Inc.

4400 Computer Drive

Westborough, MA 01581

Counsel

K&L Gates LLP

Washington, DC

Independent registered public accounting firm

PricewaterhouseCoopers LLP

Baltimore, MD

QS Batterymarch Emerging Markets Fund

The Fund is a separate investment series of Legg Mason Global Asset Management Trust, a Maryland statutory trust.

QS Batterymarch Emerging Markets Fund

Legg Mason Funds

620 Eighth Avenue, 49th Floor

New York, NY 10018

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. To obtain information on Form N-Q, shareholders can call the Fund at 1-877-721-1926.

Information on how the Fund voted proxies relating to portfolio securities during the prior 12-month period ended June 30th of each year and a description of the policies and procedures that the Fund uses to determine how to vote proxies related to portfolio transactions are available (1) without charge, upon request, by calling the Fund at 1-877-721-1926, (2) on the Fund’s website at www.leggmason.com/individualinvestors and (3) on the SEC’s website at www.sec.gov.

This report is submitted for the general information of the shareholders of QS Batterymarch Emerging Markets Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by a current prospectus.

Investors should consider the Fund’s investment objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the Fund. Please read the prospectus carefully before investing.

www.leggmason.com/individualinvestors

© 2014 Legg Mason Investor Services, LLC

Member FINRA, SIPC

Legg Mason Funds Privacy and Security Notice

Your Privacy and the Security of Your Personal Information is Very Important to the Legg Mason Funds

This Privacy and Security Notice (the “Privacy Notice”) addresses the Legg Mason Funds’ privacy and data protection practices with respect to nonpublic personal information the Funds receive. The Legg Mason Funds include any funds sold by the Funds’ distributor, Legg Mason Investor Services, LLC, as well as Legg Mason-sponsored closed-end funds and certain closed-end funds managed or sub-advised by Legg Mason or its affiliates. The provisions of this Privacy Notice apply to your information both while you are a shareholder and after you are no longer invested with the Funds.

The Type of Nonpublic Personal Information the Funds Collect About You

The Funds collect and maintain nonpublic personal information about you in connection with your shareholder account. Such information may include, but is not limited to:

•	Personal information included on applications or other forms;

•	Account balances, transactions, and mutual fund holdings and positions;

•	Online account access user IDs, passwords, security challenge question responses; and

•	Information received from consumer reporting agencies regarding credit history and creditworthiness (such as the amount of an individual’s total debt, payment history, etc.).

How the Funds Use Nonpublic Personal Information About You

The Funds do not sell or share your nonpublic personal information with third parties or with affiliates for their marketing purposes, or with other financial institutions or affiliates for joint marketing purposes, unless you have authorized the Funds to do so. The Funds do not disclose any nonpublic personal information about you except as may be required to perform transactions or services you have authorized or as permitted or required by law. The Funds may disclose information about you to:

•	Employees, agents, and affiliates on a “need to know” basis to enable the Funds to conduct ordinary business or comply with obligations to government regulators;

•

Service providers, including the Funds’ affiliates, who assist the Funds as part of the ordinary course of business (such as printing, mailing services, or processing or servicing your account with us) or otherwise perform services on the Funds’ behalf, including companies that may perform marketing services solely for the Funds;

•	The Funds’ representatives such as legal counsel, accountants and auditors; and

•	Fiduciaries or representatives acting on your behalf, such as an IRA custodian or trustee of a grantor trust.

NOT PART OF THE ANNUAL REPORT

Legg Mason Funds Privacy and Security Notice (cont’d)

Except as otherwise permitted by applicable law, companies acting on the Funds’ behalf are contractually obligated to keep nonpublic personal information the Funds provide to them confidential and to use the information the Funds share only to provide the services the Funds ask them to perform.

The Funds may disclose nonpublic personal information about you when necessary to enforce their rights or protect against fraud, or as permitted or required by applicable law, such as in connection with a law enforcement or regulatory request, subpoena, or similar legal process. In the event of a corporate action or in the event a Fund service provider changes, the Funds may be required to disclose your nonpublic personal information to third parties. While it is the Funds’ practice to obtain protections for disclosed information in these types of transactions, the Funds cannot guarantee their privacy policy will remain unchanged.

Keeping You Informed of the Funds’ Privacy and Security Practices

The Funds will notify you annually of their privacy policy as required by federal law. While the Funds reserve the right to modify this policy at any time they will notify you promptly if this privacy policy changes.

The Funds’ Security Practices

The Funds maintain appropriate physical, electronic and procedural safeguards designed to guard your nonpublic personal information. The Funds’ internal data security policies restrict access to your nonpublic personal information to authorized employees, who may use your nonpublic personal information for Fund business purposes only.

Although the Funds strive to protect your nonpublic personal information, they cannot ensure or warrant the security of any information you provide or transmit to them, and you do so at your own risk. In the event of a breach of the confidentiality or security of your nonpublic personal information, the Funds will attempt to notify you as necessary so you can take appropriate protective steps. If you have consented to the Funds using electronic communications or electronic delivery of statements, they may notify you under such circumstances using the most current email address you have on record with them.

In order for the Funds to provide effective service to you, keeping your account information accurate is very important. If you believe that your account information is incomplete, not accurate or not current, or if you have questions about the Funds’ privacy practices, write the Funds using the contact information on your account statements, email the Funds by clicking on the Contact Us section of the Funds’ website at www.leggmason.com, or contact the Fund at 1-877-721-1926.

Revised April 2011

NOT PART OF THE ANNUAL REPORT

www.leggmason.com/individualinvestors

© 2014 Legg Mason Investor Services, LLC Member FINRA, SIPC

LMFX013156 11/14 SR14-2343

ITEM 2.	CODE OF ETHICS.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The Board of Trustees of the registrant has determined that Arthur S. Mehlman the Chairman of the Board’s Audit Committee and Robert M. Tarola, possess the technical attributes identified in Instruction 2(b) of Item 3 to Form N-CSR to qualify as “audit committee financial experts,” and have designated Mr. Mehlman and Mr. Tarola as the Audit Committee’s financial experts. Mr. Mehlman and Mr. Tarola are “independent” Trustees pursuant to paragraph (a) (2) of Item 3 to Form N-CSR.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

a) Audit Fees. The aggregate fees billed in the previous fiscal years ending September 30, 2012, September 30, 2013 and September 30, 2014 (the “Reporting Periods”) for professional services rendered by the Registrant’s principal accountant (the “Auditor”) for the audit of the Registrant’s annual financial statements, or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $132,226 in 2012, $195,250 in 2013 and $187,820 in 2014.

b) Audit-Related Fees. The aggregate fees billed in the Reporting Period for assurance and related services by the Auditor that are reasonably related to the performance of the Registrant’s financial statements were $0 in 2012, $8,500 in 2013 and $0 in 2014. These services consisted of procedures performed in connection with the Re-domiciliation of the various reviews of Prospectus supplements, and consent issuances related to the N-1A filings for the Legg Mason Global Asset Management Trust.

In addition, there were no Audit-Related Fees billed in the Reporting Period for assurance and related services by the Auditor to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Legg Mason Global Asset Management Trust (“service affiliates”), that were reasonably related to the performance of the annual audit of the service affiliates. Accordingly, there were no such fees that required pre-approval by the Audit Committee for the Reporting Periods.

(c) Tax Fees. The aggregate fees billed in the Reporting Periods for professional services rendered by the Auditor for tax compliance, tax advice and tax planning (“Tax Services”) were $15,600 in 2012, $19,420 in 2013 and $75,738 in 2014. These services consisted of (i) review or preparation of U.S. federal, state, local and excise tax returns; (ii) U.S. federal, state and local tax planning, advice and assistance regarding statutory, regulatory or administrative developments, and (iii) tax advice regarding tax qualification matters and/or treatment of various financial instruments held or proposed to be acquired or held.

There were no fees billed for tax services by the Auditors to service affiliates during the Reporting Periods that required pre-approval by the Audit Committee.

d) All Other Fees. The aggregate fees for other fees billed in the Reporting Periods for products and services provided by the Auditor were $2,530 in 2012, $1,730 in 2013 and $2,928 in 2014, other than the services reported in paragraphs (a) through (c) of this Item for the Legg Mason Global Asset Management Trust.

All Other Fees. There were no other non-audit services rendered by the Auditor to Legg Mason Partners Fund Advisors, LLC (“LMPFA”), and any entity controlling, controlled by or under common control with LMPFA that provided ongoing services to Legg Mason Global Asset Management Trust requiring pre-approval by the Audit Committee in the Reporting Period.

(e) Audit Committee’s pre–approval policies and procedures described in paragraph (c)

(7) of Rule 2-01 of Regulation S-X.

(1) The Charter for the Audit Committee (the “Committee”) of the Board of each registered investment company (the “Fund”) advised by LMPFA or one of their affiliates (each, an “Adviser”) requires that the Committee shall approve (a) all audit and permissible non-audit services to be provided to the Fund and (b) all permissible non-audit services to be provided by the Fund’s independent auditors to the Adviser and any Covered Service Providers if the engagement relates directly to the operations and financial reporting of the Fund. The Committee may implement policies and procedures by which such services are approved other than by the full Committee.

The Committee shall not approve non-audit services that the Committee believes may impair the independence of the auditors. As of the date of the approval of this Audit Committee Charter, permissible non-audit services include any professional services (including tax services), that are not prohibited services as described below, provided to the Fund by the independent auditors, other than those provided to the Fund in connection with an audit or a review of the financial statements of the Fund. Permissible non-audit services may not include: (i) bookkeeping or other services related to the accounting records or financial statements of the Fund; (ii) financial information systems design and implementation; (iii) appraisal or valuation services, fairness opinions or contribution-in-kind reports; (iv) actuarial services; (v) internal audit outsourcing services; (vi) management functions or human resources; (vii) broker or dealer, investment adviser or investment banking services; (viii) legal services and expert services unrelated to the audit; and (ix) any other service the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

Pre-approval by the Committee of any permissible non-audit services is not required so long as: (i) the aggregate amount of all such permissible non-audit services provided to the Fund, the Adviser and any service providers controlling, controlled by or under common control with the Adviser that provide ongoing services to the Fund (“Covered Service Providers”) constitutes not more than 5% of the total amount of revenues paid to the independent auditors during the fiscal year in which the permissible non-audit services are provided to (a) the Fund, (b) the Adviser and (c) any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Fund during the fiscal year in which the services are provided that would have to be approved by the Committee; (ii) the permissible non-audit services were not recognized by the Fund at the time of the engagement to be non-audit services; and (iii) such services are promptly brought to the attention of the Committee and approved by the Committee (or its delegate(s)) prior to the completion of the audit.

(2) For the Legg Mason Global Asset Management Trust, the percentage of fees that were approved by the audit committee, with respect to: Audit-Related Fees were 100%, 100% and 100% for 2012, 2013 and 2014; Tax Fees were 100%, 100% and 100% for 2012, 2013 and 2014; and Other Fees were 100%, 100% and 100% for 2012, 2013 and 2014.

(f) N/A

(g) Non-audit fees billed by the Auditor for services rendered to Legg Mason Global Asset Management Trust, LMPFA and any entity controlling, controlled by, or under common control with LMPFA that provides ongoing services to Legg Mason Global Asset Management Trust during the reporting period were $14,100 in 2012, $254,500 in 2013 and $248,092 in 2014.

(h) Yes. Legg Mason Global Asset Management Trust’s Audit Committee has considered whether the provision of non-audit services that were rendered to Service Affiliates, which were not pre-approved (not requiring pre-approval), is compatible with maintaining the Accountant’s independence. All services provided by the Auditor to the Legg Mason Global Asset Management Trust or to Service Affiliates, which were required to be pre-approved, were pre-approved as required.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

a)	The independent board members are acting as the registrant’s audit committee as specified in Section 3(a)(58)(B) of the Exchange Act .The Audit Committee consists of the following Board members:

Ruby P. Hearn

Arnold L. Lehman

Robin J.W. Masters

Jill E. McGovern

Arthur S. Mehlman

G. Peter O’Brien

S. Ford Rowan

Robert M. Tarola

b)	Not applicable

ITEM 6.	SCHEDULE OF INVESTMENTS.

Included herein under Item 1.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)	The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

(a) (1) Code of Ethics attached hereto.

Exhibit 99.CODE ETH

(a) (2) Certifications pursuant to section 302 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.CERT

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.906CERT

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this Report to be signed on its behalf by the undersigned, there unto duly authorized.

Legg Mason Global Asset Management Trust

By:	/s/ Kenneth D. Fuller
Kenneth D. Fuller
Chief Executive Officer

Date:	November 25, 2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Kenneth D. Fuller
Kenneth D. Fuller
Chief Executive Officer

Date:	November 25, 2014

By:	/s/ Richard F. Sennett
Richard F. Sennett
Principal Financial Officer

Date:	November 25, 2014